UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21386

DREYFUS PREMIER MANAGER FUNDS I
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	3/31/07

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for this series, as appropriate.

DREYFUS PREMIER MANAGER FUNDS 1

- BEAR STEARNS PRIME MONEY MARKET FUND
- DREYFUS PREMIER ALPHA GROWTH FUND
- DREYFUS PREMIER INTRINSIC VALUE FUND
- DREYFUS PREMIER S&P STARS FUND
- DREYFUS PREMIER S&P STARS OPPORTUNITY FUND

FORM N-CSR

Item 1. Reports to Stockholders.

Bear Stearns
Prime Money
Market Fund

ANNUAL REPORT March 31, 2007

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter to Shareholders
5	Understanding Your Fund’s Expenses
5	Comparing Your Fund’s Expenses
With Those of Other Funds
6	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
18	Report of Independent Registered
Public Accounting Firm
19	Important Tax Information
19	Proxy Results
20	Information About the Review and Approval
of the Fund’s Management Agreement
24	Board Members Information
27	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Bear Stearns
Prime Money Market Fund

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to present this annual report for Bear Stearns Prime Money Market Fund for the 12-month period ended March 31, 2007. During the reporting period, the fund produced a yield of 5.06%, which, after taking into account the effects of compounding, resulted in an effective yield of 5.18% .1

The Economy

The reporting period proved to be a time of transition for the U.S. economy and Federal Reserve Board (the “Fed”) policy.After the U.S. economy expanded at a robust 5.6% annualized rate in the first quarter of 2006, investors’ economic concerns began to intensify in April 2006. Hawkish comments from Fed members in early May sparked sharp declines in longer-term bond prices, and a falling unemployment rate stoked inflation fears. Hence, investors widely expected the Fed’s rate hikes in May and June, which drove the overnight federal funds rate to 5.25% .

Over the summer, investors grew worried that an overly aggressive Fed might trigger a recession. These concerns were compounded when housing markets softened and it later was announced that U.S. GDP expanded at a more moderate 2.6% annualized rate during the second quarter.The Fed cited a slower economy when it left short-term interest rates unchanged at 5.25% in August, the first pause after more than two years of steady rate hikes.

The Fed left overnight interest rates unchanged over the remainder of 2006.While core inflation data remained elevated in the fall, the Fed indicated that it expected those pressures to moderate as the economy slowed. In fact, tumbling oil prices put a lid on one of the main drivers of the market’s inflation fears. Expectations of slower economic growth were later confirmed when it was announced that U.S. GDP growth had moderated to an annualized 2.0% in the third quarter of the year. Still, Fed members indicated that further policy firming might be needed if inflation remained above the Fed’s comfort zone.

2

The Fed’s inflationary concerns appeared to be warranted when December showed healthy employment gains. However, declines in consumer confidence and orders for durable goods suggested that the economy continued to slow, but at a gradual pace that seemed to hold little risk of recession.

As 2007 began, some analysts began to predict that further economic weakness might compel the Fed to reduce interest rates later in the year. However, the U.S. economy appeared to gain new momentum in January, when the U.S. Department of Labor reported that weekly wages rose by an inflation-adjusted 2.1% in 2006. Meanwhile, the U.S. economy overall grew at an estimated 2.5% annualized rate in the fourth quarter, which generally was in line with expectations. Yet, inflation drove consumer prices higher at a relatively moderate 2.5% rate in 2006, the lowest annual increase since 2003.

The combination of moderate economic growth and subdued inflation delayed expectations of any changes in Fed policy. Indeed, some investors came to believe that the Fed would remain on the sidelines for much of 2007 as it scrutinized new economic data to assess the impact of its previous tightening campaign on the economy and inflation.The Fed did just that at its meeting in late January, when it left the federal funds rate at 5.25% for the fifth consecutive time.

Despite heightened volatility in equity markets and the well-publicized slowdown in the housing sector in late February, relatively robust job creation data and a dip in the unemployment rate to 4.5% seemed to ease fears that the long U.S. economic expansion might be ending. While consumers may be coming under greater pressure, it would be unusual to see a sharp drop-off in consumer spending while job growth remains robust.

The Fed lent credence to this view in late March, when it again left the federal funds rate at 5.25% . However, the wording of its accompanying announcement suggested that the Fed viewed the risk of inflation as greater than the risk of recession, pushing back investors’ expectations of an eventual easing of monetary policy.

The Fund 3

LETTER TO SHAREHOLDERS (continued)

Portfolio Focus

As short-term interest rates rose over the first several months of the reporting period, we maintained the fund’s weighted average maturity in a range we considered shorter than industry averages. After the Fed paused in its tightening campaign in August, we increased the fund’s weighted average maturity to the neutral range. However, with yield differences along the money market yield curve near historically narrow levels, it made little sense to establish a longer maturity position.

Although Fed members seem comfortable with interest rates for now, they stand ready to change monetary policy as conditions warrant. Therefore, we appear to have entered a more uncertain phase, in which every piece of economic data is likely to be scrutinized for its possible impact on monetary policy. Current economic data suggest that the Fed could remain on hold for some time. However, new economic data may paint a different picture, which we believe makes a relatively cautious investment posture prudent.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yield provided reflects the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an undertaking in effect through May 1,
2006, at which time it was terminated.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Bear Stearns Prime Money Market Fund from October 1, 2006 to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2007

Expenses paid per $1,000 †	$ 1.06
Ending value (after expenses)	$1,026.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2007

Expenses paid per $1,000 †	$ 1.06
Ending value (after expenses)	$1,023.88

† Expenses are equal to the fund’s annualized expense ratio of .21%; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Fund 5

STATEMENT OF INVESTMENTS
March 31, 2007

	Principal
Negotiable Bank Certificates of Deposit—12.3%	Amount ($)	Value ($)

Bank of Ireland (Yankee)
5.26%, 5/21/07	6,000,000 [a]	6,000,515
Credit Agricole (London)
5.34%, 8/16/07	75,000,000	75,000,000
HBOS Treasury Services PLC (London)
5.30%, 7/2/07	50,000,000	50,000,000
Union Bank of California, N.A.
5.33%, 7/16/07	75,000,000	75,000,000
Total Negotiable Bank Certificates of Deposit
(cost $206,000,515)		206,000,515

Commercial Paper—55.3%

ASB Finance Ltd.
5.27%, 9/7/07	25,000,000 [a]	24,432,458
Atlantis One Funding Corp.
5.31%, 6/14/07	23,205,000 [a]	22,955,056
Banco Santander Puerto Rico
5.33%, 8/16/07	60,000,000	58,814,950
Bank of America Corp.
5.27%—5.31%, 4/2/07—5/7/07	90,000,000	89,786,620
Barclays U.S. Funding Corp.
5.33%, 7/13/07	75,000,000	73,880,948
Beta Finance Inc.
5.33%, 5/21/07	35,000,000 [a]	34,747,708
BNP Paribas Finance Inc.
5.41%, 4/2/07	75,000,000	74,988,729
Cullinan Finance Ltd.
5.34%, 4/25/07	25,000,000 [a]	24,912,667
Deutsche Bank Financial LLC
5.39%, 4/2/07	75,000,000	74,988,771
FCAR Owner Trust, Ser. I
5.35%, 7/16/07	50,000,000	49,232,972
Grampian Funding Ltd.
5.34%, 5/16/07	75,000,000 [a]	74,512,500

6

	Principal
Commercial Paper (continued)	Amount ($)	Value ($)

Lexington Parker Capital Co. LLC
5.34%, 4/4/07	78,000,000 [a]	77,966,070
Prudential Funding LLC
5.39%, 4/2/07	75,000,000	74,988,771
Sigma Finance Inc.
5.34%, 8/13/07	50,000,000 [a]	49,032,222
Three Pillars Funding LLC
5.42%, 4/2/07	75,000,000 [a]	74,988,708
Westpac Banking Corp.
5.33%, 7/12/07	50,000,000	49,264,750
Total Commercial Paper
(cost $929,493,900)		929,493,900

Corporate Notes—23.7%

Commonwealth Bank of Australia
5.32%, 4/25/07	40,000,000 [b]	40,000,000
Cullinan Finance Ltd.
5.32%, 9/20/07	50,000,000 [a,b]	49,997,598
General Electric Capital Corp.
5.28%—5.45%, 4/18/07—4/25/07	64,000,000 [b]	64,000,000
K2 (USA) LLC
5.33%, 10/1/07	20,000,000 [a,b]	19,998,995
Rabobank Nederland
5.32%, 5/15/07	50,000,000 [b]	50,000,000
Royal Bank of Scotland PLC
5.31%, 4/24/07	40,000,000 [b]	40,000,000
Societe Generale
5.31%, 4/2/07	45,000,000 [b]	45,000,000
Svenska Handelsbanken
5.29%, 4/24/07	50,000,000 [b]	50,000,000
Wells Fargo & Co.
5.31%, 4/6/07	40,000,000 [b]	40,000,000
Total Corporate Notes
(cost $398,996,593)		398,996,593

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Time Deposits—11.5%	Amount ($)	Value ($)

Manufacturers & Traders Trust Company
(Grand Cayman) 5.43%, 4/2/07	50,000,000	50,000,000
Nordea Bank Finland PLC (Grand Cayman)
5.37%, 4/2/07	50,000,000	50,000,000
PNC Bank N.A., Pittsburgh, PA (Nassau)
5.44%, 4/2/07	50,000,000	50,000,000
State Street Bank and Trust Co., Boston, MA
(Grand Cayman) 5.28%, 4/2/07	44,000,000	44,000,000
Total Time Deposits
(cost $194,000,000)		194,000,000

Total Investments (cost $1,728,491,008)	102.8%	1,728,491,008
Liabilities, Less Cash and Receivables	(2.8%)	(47,696,923)
Net Assets	100.0%	1,680,794,085

[a] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $459,544,497 or 27.3% of net assets.
[b] Variable rate security—interest rate subject to periodic change.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Banking	67.5	Asset-Backed/Securities
Asset-Backed/Structured		Arbitrage Vehicles	4.4
Investment Vehicles	10.6	Finance	3.8
Asset-Backed/Multi-Seller Programs	9.1	Asset-Backed/Single Seller	2.9
Insurance	4.5		102.8

† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007

	Cost	Value

Assets ($):
Investments in securities-See Statement of Investments	1,728,491,008	1,728,491,008
Cash		190,508
Interest receivable		2,459,290
Prepaid expenses		54,392
		1,731,195,198

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		268,301
Payable for investment securities purchased		50,000,000
Accrued expenses		132,812
		50,401,113

Net Assets ($)		1,680,794,085

Composition of Net Assets ($):
Paid-in capital		1,680,817,327
Accumulated net realized gain (loss) on investments		(23,242)

Net Assets ($)		1,680,794,085

Shares Outstanding
(unlimited number of $.001 par value
shares of Beneficial Interest authorized)		1,680,817,327
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS
Year Ended March 31, 2007

Investment Income ($):
Interest Income	93,135,208
Expenses:
Management fee—Note 2(a)	3,537,333
Custodian fees	139,913
Trustees’ fees and expenses—Note 2(b)	61,918
Professional fees	58,906
Shareholder servicing costs	44,910
Registration fees	37,841
Prospectus and shareholders’ reports	14,881
Miscellaneous	89,875
Total Expenses	3,985,577
Less—reduction in management fee
due to undertaking—Note 2(a)	(178,291)
Less—reduction in custody fees due
to earnings credits—Note 1(b)	(11,126)
Net Expenses	3,796,160
Investment Income-Net	89,339,048

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	29,623
Net Increase in Net Assets Resulting from Operations	89,368,671

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,

	2007	2006

Operations ($):
Investment income—net	89,339,048	58,438,798
Net realized gain (loss) on investments	29,623	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	89,368,671	58,438,798

Dividends to Shareholders from ($):
Investment income—net	(89,339,048)	(58,438,798)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	7,819,883,715	8,665,572,396
Dividends reinvested	86,114,275	56,069,213
Cost of shares redeemed	(8,561,034,788)	(7,697,497,116)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(655,036,798)	1,024,144,493
Total Increase (Decrease) in Net Assets	(655,007,175)	1,024,144,493

Net Assets ($):
Beginning of Period	2,335,801,260	1,311,656,767
End of Period	1,680,794,085	2,335,801,260

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following table for the fund’s shares represents the financial highlights of the fund’s predecessor, Prime Money Market Portfolio, before the fund commenced operations as of the close of business on April 30, 2004, and represents the performance of the fund’s shares thereafter. Before the fund commenced operations,all of the assets of the Prime Money Market Portfolio were transferred to the fund’s shares in a tax-free reorganization. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s and fund’s predecessor’s financial statements.

			Year Ended March 31,

	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.051	.036	.015	.010	.016
Distributions:
Dividends from investment
income—net	(.051)	(.036)	(.015)	(.010)	(.016)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	5.18	3.63	1.54	.97	1.59

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.23	.23	.23	.29	.29
Ratio of net expenses
to average net assets	.21	.20	.20	.20	.20
Ratio of net investment income
to average net assets	5.05	3.68	1.47	.97	1.57

Net Assets, end of period
($ x 1,000)	1,680,794	2,335,801	1,311,657	1,602,255	2,421,568

See notes to financial statements.

12

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Bear Stearns Prime Money Market Fund (the “fund”) is a separate diversified series of Dreyfus Premier Manager Funds I (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers six series, including the fund. The fund’s investment objective seeks to provide current income and liquidity consistent with stability of principal.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (“the Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge. Shares of the fund may not be purchased directly by individuals, although Bear Stearns Prime Money Market Fund may purchase fund shares for accounts maintained by individuals.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the fund’s investments.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

14

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At March 31, 2007, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $23,242 is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2007. If not applied, the carryover expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2007 and March 31, 2006, were all ordinary income.

At March 31, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .20% of the value of the fund’s average daily net assets and is payable monthly.The Manager had contractually agreed to waive receipt of its fees and/or assume the expenses of the fund for the two-year period ending May 1, 2006.The Manager has currently undertaken from November 21, 2006 through March 31, 2007 to waive receipt of its fees and/or assume the expenses of the fund, so that the expenses, exclusive of taxes, brokerage fees,

16

interest on borrowings and extraordinary expenses, exceed an annual rate of .20% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $178,291 during the period ended March 31, 2007.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2007 the fund was charged $43,534 pursuant to the transfer agency agreement.

During the period ended March 31, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $292,509, chief compliance officer fees $3,067 and transfer agency per account fees $5,610, which are offset against an expense reimbursement currently in effect in the amount of $ 32,885.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 17

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Bear Stearns Prime Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Bear Stearns Prime Money Market Fund (one of the funds comprising Dreyfus Premier Manager Funds I) as of March 31, 2007, and the related statement of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period March 31, 2004 were audited by other auditors, whose report dated April 28, 2004 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We are not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly,in all material respects,the financial position of Bear Stearns Prime Money Market Fund at March 31, 2007, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 17, 2007

18

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

For federal tax purposes the fund hereby designates 87.62% of ordinary income dividends paid during the fiscal year ended March 31, 2007 as qualifying “interest related dividends.”

PROXY RESULTS (Unaudited)

Dreyfus Premier Manager Funds I held a special meeting of shareholders on June 29, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For	Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	1,895,922,609	20,152,514
James F. Henry †	1,895,886,280	20,188,842
Dr. Martin Peretz †	1,895,903,623	20,171,500

† Each new Board member’s term commenced on September 26, 2006.
In addition Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler continue as Board members of the fund.

The Fund 19

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 7 and 8, 2007, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2008. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, Inc., an independent

20

provider of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all institutional money market funds, and a Performance Group, consisting of comparable institutional money market funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of all institutional money market funds, excluding outliers, and an Expense Group identical to the Performance Group. As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund’s average annual total return ranked in the first or second quintile of its Performance Group for the one-, two-, three-, four- and five-year periods ended December 31, 2006.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, noting, among other things, that the fund’s contractual and actual management fees and actual total expenses were lower than the median of the Expense Group and Expense Universe.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided. The Board also noted the fee waiver and expense reimbursement arrangements in place for the fund and its effect on Dreyfus’s profitability.

22

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was satisfied with the fund’s total return.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 23

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (63)
Chairman of the Board (2003)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 186

———————

Peggy C. Davis (64)
Board Member (2006)

Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 78

———————

David P. Feldman (67)
Board Member (2003)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 57

24

James F. Henry (76)
Board Member (2006)

Principal Occupation During Past 5 Years:
• President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation
(Retired 2003)
• Advisor to The Elaw Forum, a consultant on managing corporate legal costs
• Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
• Individual Trustee of several trusts

Other Board Memberships and Affiliations:

  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

No. of Portfolios for which Board Member Serves: 48

———————

Ehud Houminer (66)
Board Member (2003)

Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:

  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY,Trustee

No. of Portfolios for which Board Member Serves: 76

———————

Gloria Messinger (77)
Board Member (2003)

Principal Occupation During Past 5 Years:
• Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
• Consultant in Intellectual Property

Other Board Memberships and Affiliations:

  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 48

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Dr. Martin Peretz (67)
Board Member (2006)

Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University (1965-2002)
• Director of TheStreet.com, a financial information service on the web

Other Board Memberships and Affiliations:

  American Council of Trustees and Alumni, Director
  Pershing Square Capital Management, Adviser
  Montefiore Ventures, General Partner
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 48

———————

Anne Wexler (77)
Board Member (2003)

Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs

Other Board Memberships and Affiliations:

  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 57

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
T. John Szarkowski, Emeritus Board Member

26

Dreyfus Premier
Alpha Growth Fund

ANNUAL REPORT March 31, 2007

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
29	Report of Independent Registered
Public Accounting Firm
30	Important Tax Information
30	Proxy Results
31	Information About the Review and Approval
of the Fund’s Management Agreement
35	Board Members Information
38	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Alpha Growth Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Alpha Growth Fund, covering the 12-month period from April 1, 2006, through March 31, 2007.

Recent volatility in U.S. stock and bond markets has suggested to us that investors’ appetite for risk may be waning. Until late February 2007, the appetite for risk was relatively high, even in market sectors where the danger of fundamental deterioration was clear,such as “sub-prime”mort-gages. While overall valuation levels within the broad stock and bond markets seemed appropriate to us, prices of many lower-quality assets did not fully compensate investors for the risks they typically entail.

Heightened volatility sometimes signals a shift in the economy, but we do not believe this currently is the case.We continue to expect a mid-cycle economic slowdown and a monetary policy of “prolonged pause and eventual ease.”Tightness in the labor market should ease, with the unemployment rate driven somewhat higher by housing-related layoffs. While we believe there will be a gradual moderation of both CPI and PCE “core” inflation — a measure of underlying long-term inflation that generally excludes energy and food products — we expect the Federal Reserve Board to remain vigilant against inflation risks as it continues to closely monitor upcoming data. As always, your financial advisor can help you identify the investments that may help you potentially profit from these trends and maintain an asset allocation strategy that’s suited for your needs.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Jim O’Shaughnessy, Portfolio Manager

How did Dreyfus Premier Alpha Growth Fund perform relative
to its benchmark?

For the 12-month period ended March 31, 2007, the fund produced total returns of –1.66% for Class A shares, –2.50% for Class B shares, –2.41% for Class C shares, –1.33% for Class R shares and –1.93% for Class T shares.1,2 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), produced a total return of 11.82% for the same period.3

Stock market performance proved to be relatively volatile as economic concerns early and late in the reporting period offset better results over the second half of 2006 stemming from moderate economic growth and growing corporate profits.The fund underperformed the S&P 500 Index, primarily due to its relatively heavy emphasis on energy stocks. In addition, the market generally favored value-oriented stocks over the growth companies in which the fund invests.

What is the fund’s investment approach?

The fund seeks capital appreciation by investing in stocks selected using one or more growth models.These models are designed to identify equity securities with high projected earnings for the next three to five years, positive earnings momentum, positive price momentum and reasonable valuation metrics.

We use the models systematically to select approximately 40 to 60 securities. Generally, we allocate an equal amount of the fund’s assets to each holding. We periodically reapply our models and adjust the fund’s holdings. Stocks no longer favored by the models are sold, and highly rated stocks are purchased. The fund’s models are enhanced from time to time as suggested by our ongoing research efforts.

What other factors influenced the fund’s performance?

Although our quantitative investment process led to a relatively high level of tracking error over the reporting period, we remain confident in

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

its track record and longer-term potential. Despite recent volatility, we have seen little change in market fundamentals, and we have continued to find value-oriented opportunities meeting our stringent criteria.

The reporting period began and ended with bouts of heightened market volatility that partially offset gains achieved by the S&P 500 Index in the fourth quarter of 2006. In the spring of 2006, the market reacted negatively to signs of intensifying inflation as energy prices soared and the economy grew at a fairly robust rate.

These concerns waned over the summer and fall when U.S. housing markets weakened and energy prices declined from their record highs. The Federal Reserve Board lent credence to a more benign inflation outlook when, after more than two years of steady rate hikes, it held short-term interest rates steady between July 2006 and March 2007. However, in late February of 2007, turmoil in overseas equity markets and the U.S. sub-prime mortgage market ignited concerns regarding a potentially more severe slowdown in global and U.S. economic growth.

The fund began the reporting period with a substantially overweighted position in energy stocks,which appeared well positioned to benefit from rising demand for a limited supply of oil and gas. Despite good performance early in the reporting period,energy stocks began to decline along with commodity prices in the fall, causing the sector to lag market averages. In addition, the fund did not own shares of integrated oil producers, such as Exxon Mobil, which fared relatively well. Instead, we focused on consumable fuels producers, including Peabody Energy and Talisman Energy, which faltered despite relatively strong earnings.

The fund’s overweighted position and stock selection strategy among consumer discretionary stocks also detracted from the fund’s relative performance. Media companies continued to struggle with revenue shortfalls as advertisers continued to focus on electronic media over more traditional print and broadcast vehicles. In addition, unfortunate timing in the purchase and sale of publisher McGraw-Hill Cos. hindered returns.

4

These disappointments overshadowed better results in other areas. Overweighted exposure and good stock selections in the materials sector helped bolster the fund’s absolute and relative returns. Top performers included container and packaging company Temple-Inland, where positive earnings surprises and an announced reorganization sparked gains. Another fund holding, metals producer Phelps Dodge, was acquired during the reporting period by a former rival, Freeport-McMorRan Copper & Gold. The utilities sector also contributed positively to performance, as the fund’s sole holding in the area, Constellation Energy, reported strong financial results.

What is the fund’s current strategy?

After the fund’s rebalancing in January 2007, its exposure to the energy and financials sectors declined, while holdings of consumer discretionary companies increased. These changes reflected the impact of lower oil prices on the earnings of energy companies and faltering capital markets on financial services firms. Conversely, more attractive valuations and stronger price and earnings momentum drove an increase in the fund’s exposure to the consumer discretionary sector. Our models found particularly attractive opportunities among media companies, including The DirecTV Group, Time Warner, The Walt Disney Companies and News Corp.

April 16, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	The fund commenced operations after all of the assets of a predecessor mutual fund that was advised by the fund’s current sub-investment adviser were transferred to the fund in exchange for a corresponding class of shares of the fund in a tax-free reorganization on May 1, 2004.
[3]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C, Class R and
Class T shares of Dreyfus Premier Alpha Growth Fund on 12/29/97 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. For comparative purposes, the value of the Index on 12/31/97 is used as the beginning value on 12/29/97. All dividends and capital gain distributions are reinvested.
Effective May 1, 2004, Dreyfus Premier Alpha Growth Fund (the “fund”) commenced operations after all of the assets of a predecessor mutual fund that was advised by the fund’s current sub-investment adviser were transferred to the fund in exchange for a corresponding class of shares of the fund in a tax-free reorganization. Class A, B, C, R and T shares are subject to different sales charges and distribution and servicing fees. Performance for each share class in the line graph above includes returns for the predecessor fund and the current applicable sales loads and reflects current distribution and servicing fees in effect only since the reorganization date.The predecessor fund’s Class A shares were reorganized into
Class T shares of the fund, and were subject to a distribution fee (reflected in the predecessor fund’s return only) that the fund’s Class A shares are not.The fund’s other share classes have achieved different returns.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charges on Class A and Class T shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of U.S. stock market performance.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 3/31/07

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	12/29/97	(7.32%)	5.86%	8.30%
without sales charge	12/29/97	(1.66%)	7.12%	9.00%
Class B shares
with applicable redemption charge †	12/29/97	(6.21%)	6.16%	8.66%
without redemption	12/29/97	(2.50%)	6.47%	8.66%
Class C shares
with applicable redemption charge ††	12/29/97	(3.34%)	6.52%	8.40%
without redemption	12/29/97	(2.41%)	6.52%	8.40%
Class R shares	12/29/97	(1.33%)	7.22%	9.05%
Class T shares
with applicable sales charge (4.5%)	12/29/97	(6.32%)	6.00%	8.37%
without sales charge	12/29/97	(1.93%)	6.98%	8.92%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund
shares.The performance figures for Class A, Class B, Class C, Class R and Class T shares shown in the table include the performance of the predecessor fund from December 29, 1997, to April 30, 2004, and are adjusted to reflect the applicable sales loads and expenses. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The inception date and record for Class T shares (subject to Class A’s sales load) is used to calculate performance for Class A shares, which commenced operations on May 1, 2004.
Prior to 8/1/02, the fund was known as the Bear Stearns Focus List Portfolio and employed a materially different investment strategy in pursuit of its objective of seeking capital appreciation. In deciding whether to invest in the fund, investors should consider that the fund’s historical performance prior to this time period does not reflect the fund’s current investment strategy. In addition, from time to time prior to 8/1/02, the fund allocated a portion of its assets to money market instruments, during which time the overall stock market declined substantially in value. These past allocations are a material factor contributing to the fund’s longer-term total return record.
† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Alpha Growth Fund from October 1, 2006 to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 5.78	$ 10.04	$ 9.83	$ 4.13	$ 7.32
Ending value (after expenses)	$1,068.71	$1,064.28	$1,064.58	$1,070.37	$1,067.23

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 5.64	$ 9.80	$ 9.60	$ 4.03	$ 7.14
Ending value (after expenses)	$1,019.35	$1,015.21	$1,015.41	$1,020.94	$1,017.85

† Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.95% for Class B, 1.91% for
Class C, .80% for Class R and 1.42% for Class T; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
March 31, 2007

Common Stocks—98.7%	Shares	Value ($)

Consumer Discretionary—16.9%
Coach	498,529 [a]	24,951,376
EchoStar Communications, Cl. A	569,203 [a]	24,720,486
Harley-Davidson	315,884	18,558,185
IAC/InterActiveCorp	610,638 [a,b]	23,027,159
KB Home	474,279	20,237,485
MGM MIRAGE	344,008 [a]	23,915,436
Nordstrom	422,556	22,370,115
Starbucks	639,261 [a]	20,047,225
WPP Group, ADR	319,936	24,311,937
		202,139,404
Consumer Services—5.6%
Hilton Hotels	651,984	23,445,345
International Game Technology	482,979	19,502,692
Marriott International, Cl. A	488,978	23,940,363
		66,888,400
Consumer Staples—4.1%
British American Tobacco, ADR	381,807	24,069,113
Safeway	686,355	25,148,047
		49,217,160
Energy—4.8%
ENSCO International	496,198 [b]	26,993,171
Smith International	628,310 [b]	30,190,296
		57,183,467
Financial—12.8%
AllianceBernstein Holding, LP	258,556 [b]	22,882,206
Charles Schwab	1,130,381	20,674,668
Franklin Resources	190,807	23,055,210
Goldman Sachs Group	108,024	22,320,999
Lehman Brothers Holdings	281,280	19,709,290
Loews	551,291	25,045,150
Merrill Lynch & Co.	240,767	19,663,441
		153,350,964
Health Care—4.1%
Forest Laboratories	434,655 [a,b]	22,358,653
Stryker	393,921	26,124,841
		48,483,494

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Industrial—6.1%
British Airways, ADR	219,765 [a,b]	21,211,718
Precision Castparts	274,794	28,592,316
Rockwell Collins	340,927	22,818,244
		72,622,278
Information Technology—18.2%
Accenture, Cl. A	607,506	23,413,281
Apple Computer	238,761 [a]	22,183,285
Applied Materials	1,189,359	21,789,057
Cisco Systems	815,648 [a]	20,823,493
Cognizant Technology Solutions, Cl. A	283,304 [a]	25,007,244
Hewlett-Packard	534,646	21,460,691
Microsoft	737,155	20,544,510
Network Appliance	576,916 [a]	21,068,972
NVIDIA	659,939 [a,b]	18,993,044
Symantec	1,223,863 [a]	21,172,830
		216,456,407
Materials—10.9%
Allegheny Technologies	252,896	26,981,474
Imperial Chemical Industries, ADR	608,407 [b]	23,946,900
Monsanto	435,924	23,958,383
Potash of Saskatchewan	161,369	25,807,744
Temple-Inland	495,344	29,591,851
		130,286,352
Media—10.9%
Comcast, Cl. A	775,101 [a,b]	20,113,871
DIRECTV Group	956,120 [a]	22,057,688
McGraw-Hill Cos.	335,697	21,108,627
News, Cl. A	1,024,898	23,695,642
Time Warner	1,020,082 [b]	20,116,017
Walt Disney	662,861	22,822,304
		129,914,149
Telecommunication Services—1.9%
BT Group, ADR	374,207	22,456,162
Utilities—2.4%
Constellation Energy Group	328,660	28,576,987
Total Common Stocks
(cost $1,117,632,279)		1,177,575,224

10

Other Investment—.9%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $10,468,000)	10,468,000 [c]	10,468,000

Investment of Cash Collateral
for Securities Loaned—3.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $44,722,748)	44,722,748 [c]	44,722,748

Total Investments (cost $1,172,823,027)	103.3%	1,232,765,972
Liabilities, Less Cash and Receivables	(3.3%)	(39,267,897)
Net Assets	100.0%	1,193,498,075

ADR—American Depository Receipts
[a] Non-income producing security.
[b] All or a portion of these securities are on loan. At March 31, 2007, the total market value of the fund’s securities on loan is $90,517,115 and the total market value of the collateral held by the fund is $94,452,560, consisting of cash collateral of $44,722,748 and U.S. Government and agency securities valued at $49,729,812.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Information Technology	18.2	Energy	4.8
Consumer Discretionary	16.9	Money Market Investments	4.6
Financial	12.8	Consumer Staples	4.1
Materials	10.9	Health Care	4.1
Media	10.9	Utilities	2.4
Industrial	6.1	Telecommunication Services	1.9
Consumer Services	5.6		103.3

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities on loan,
valued at $90,517,115)—Note 1(b):
Unaffiliated issuers	1,117,632,279	1,177,575,224
Affiliated issuers	55,190,748	55,190,748
Cash		985,910
Receivable for investment securities sold		7,389,381
Dividends and interest receivable		1,617,725
Receivable for shares of Beneficial Interest subscribed		1,067,047
Prepaid expenses		45,904
		1,243,871,939

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,309,345
Liability for securities on loan—Note 1(b)		44,722,748
Payable for shares of Beneficial Interest redeemed		4,031,615
Accrued expenses		310,156
		50,373,864

Net Assets ($)		1,193,498,075

Composition of Net Assets ($):
Paid-in capital		1,123,603,062
Accumulated net realized gain (loss) on investments		9,952,068
Accumulated net unrealized appreciation
(depreciation) on investments		59,942,945

Net Assets ($)		1,193,498,075

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	788,639,353	64,605,659	185,537,629	44,073,193	110,642,241
Shares Outstanding	34,258,804	2,978,315	8,528,557	1,906,505	4,841,028

Net Asset Value
Per Share ($)	23.02	21.69	21.75	23.12	22.86

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended March 31, 2007

Investment Income ($):
Income:
Cash dividends (net of $290,872 foreign taxes withheld at source):
Unaffiliated issuers	15,224,344
Affiliated issuers	471,708
Income from securities lending	32,829
Interest	5,378
Total Income	15,734,259
Expenses:
Management fee—Note 3(a)	9,178,206
Shareholder servicing costs—Note 3(c)	4,178,750
Distribution fees—Note 3(b)	2,260,728
Prospectus and shareholders’ reports	166,072
Registration fees	162,552
Custodian fees—Note 3(c)	126,879
Professional fees	50,658
Trustees’ fees and expenses—Note 3(d)	36,635
Miscellaneous	37,263
Total Expenses	16,197,743
Investment (Loss)—Net	(463,484)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	10,155,110
Net unrealized appreciation (depreciation) on investments	(25,394,898)
Net Realized and Unrealized Gain (Loss) on Investments	(15,239,788)
Net (Decrease) in Net Assets Resulting from Operations	(15,703,272)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,

	2007	2006

Operations ($):
Investment (loss)—net	(463,484)	(1,216,925)
Net realized gain (loss) on investments	10,155,110	58,966,870
Net unrealized appreciation
(depreciation) on investments	(25,394,898)	63,321,385
Net Increase (Decrease) in Net Assets
Resulting from Operations	(15,703,272)	121,071,330

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(36,037,277)	(505,998)
Class B shares	(3,942,822)	(98,422)
Class C shares	(8,959,692)	(157,938)
Class R shares	(2,292,688)	(8,810)
Class T shares	(6,543,481)	(234,496)
Total Dividends	(57,775,960)	(1,005,664)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	497,379,385	479,574,636
Class B shares	11,841,475	36,167,303
Class C shares	82,185,146	97,984,923
Class R shares	16,240,763	45,182,681
Class T shares	31,390,662	50,669,440
Dividends reinvested:
Class A shares	33,727,134	465,923
Class B shares	3,504,978	88,713
Class C shares	6,772,731	125,575
Class R shares	2,260,555	8,750
Class T shares	6,205,737	224,439
Cost of shares redeemed:
Class A shares	(301,952,235)	(28,689,821)
Class B shares	(24,422,950)	(6,757,989)
Class C shares	(46,271,094)	(11,968,577)
Class R shares	(19,443,954)	(1,259,880)
Class T shares	(57,146,367)	(62,765,313)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	242,271,966	599,050,803
Total Increase (Decrease) in Net Assets	168,792,734	719,116,469

Net Assets ($):
Beginning of Period	1,024,705,341	305,588,872
End of Period	1,193,498,075	1,024,705,341

14

		Year Ended March 31,

	2007	2006

Capital Share Transactions:
Class A [a]
Shares sold	21,669,195	21,125,882
Shares issued for dividends reinvested	1,506,532	19,816
Shares redeemed	(13,341,745)	(1,268,851)
Net Increase (Decrease) in Shares Outstanding	9,833,982	19,876,847

Class B [a]
Shares sold	517,185	1,684,522
Shares issued for dividends reinvested	164,445	3,953
Shares redeemed	(1,132,280)	(321,588)
Net Increase (Decrease) in Shares Outstanding	(450,650)	1,366,887

Class C
Shares sold	3,736,305	4,497,418
Shares issued for dividends reinvested	317,972	5,581
Shares redeemed	(2,150,134)	(579,070)
Net Increase (Decrease) in Shares Outstanding	1,904,143	3,923,929

Class R
Shares sold	695,553	1,883,070
Shares issued for dividends reinvested	100,738	372
Shares redeemed	(850,712)	(54,072)
Net Increase (Decrease) in Shares Outstanding	(54,421)	1,829,370

Class T
Shares sold	1,366,358	2,295,062
Shares issued for dividends reinvested	278,285	9,578
Shares redeemed	(2,533,842)	(2,751,340)
Net Increase (Decrease) in Shares Outstanding	(889,199)	(446,700)

[a] During the period ended March 31, 2007, 149,681 Class B shares representing $3,284,363 were automatically converted to 141,375 Class A shares.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Class B, C and T shares represents the financial highlights of the fund’s predecessor, Bear Stearns Alpha Growth Portfolio (“Alpha Growth Portfolio”), before the fund commenced operations as of the close of business on April 30, 2004, and represents the performance of the fund’s Class B, C and T shares thereafter. Before the fund commenced operations, substantially all of the assets of the Alpha Growth Portfolio were transferred to the fund in exchange for Class B, C and T shares of the fund in a tax-free reorganization.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

	Year Ended March 31,

Class A Shares	2007	2006	2005[a]

Per Share Data ($):
Net asset value, beginning of period	24.58	19.82	17.62
Investment Operations:
Investment income (loss)—net [b]	.03	.01	(.01)
Net realized and unrealized
gain (loss) on investments	(.47)	4.79	2.21
Total from Investment Operations	(.44)	4.80	2.20
Distributions:
Dividends from net realized gain on investments	(1.12)	(.04)	—
Net asset value, end of period	23.02	24.58	19.82

Total Return (%) [c]	(1.66)	24.20	12.49[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14	1.17	1.15[d]
Ratio of net expenses to average net assets	1.14	1.17	1.15[d]
Ratio of net investment income
(loss) to average net assets	.15	.04	(.04)[d]
Portfolio Turnover Rate	186.08	128.55	87.73

Net Assets, end of period ($ X 1,000)	788,639	600,414	90,122

[a]	From May 1, 2004 (commencement of operations) to March 31, 2005.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

16

		Year Ended March 31,

Class B Shares †	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	23.42	19.02	20.32	15.17	18.41
Investment Operations:
Investment (loss)—net	(.14)[a]	(.16)[a]	(.13)[a]	(.10)	(.08)
Net realized and unrealized
gain (loss) on investments	(.47)	4.60	.58	5.25	(3.16)
Total from Investment Operations	(.61)	4.44	.45	5.15	(3.24)
Distributions:
Dividends from net realized
gain on investments	(1.12)	(.04)	(1.75)	—	—
Net asset value, end of period	21.69	23.42	19.02	20.32	15.17

Total Return (%) [b]	(2.50)	23.33	3.08	33.95	(17.60)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.95	1.97	2.00	2.17	2.46
Ratio of net expenses
to average net assets	1.95	1.90	1.90	1.90	1.90
Ratio of net investment (loss)
to average net assets	(.67)	(.74)	(.74)	(.61)	(.65)
Portfolio Turnover Rate	186.08	128.55	87.73	92.58	185.33

Net Assets, end of period ($ X 1,000)	64,606	80,297	39,215	31,840	16,059

†	Represents information for Class B shares of the fund’s predecessor, Bear Stearns Alpha Growth Portfolio, through
April 30, 2004.
[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,

Class C Shares †	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	23.47	19.06	20.35	15.19	18.42
Investment Operations:
Investment (loss)—net	(.14)[a]	(.15)[a]	(.14)[a]	(.09)	(.06)
Net realized and unrealized
gain (loss) on investments	(.46)	4.60	.60	5.25	(3.17)
Total from Investment Operations	(.60)	4.45	.46	5.16	(3.23)
Distributions:
Dividends from net realized
gain on investments	(1.12)	(.04)	(1.75)	—	—
Net asset value, end of period	21.75	23.47	19.06	20.35	15.19

Total Return (%) [b]	(2.41)	23.33	3.13	33.97	(17.54)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.92	1.94	1.98	2.17	2.46
Ratio of net expenses
to average net assets	1.92	1.90	1.90	1.90	1.90
Ratio of net investment (loss)
to average net assets	(.64)	(.72)	(.74)	(.61)	(.63)
Portfolio Turnover Rate	186.08	128.55	87.73	92.58	185.33

Net Assets, end of period ($ X 1,000)	185,538	155,483	51,470	34,134	13,236

†	Represents information for Class C shares of the fund’s predecessor, Bear Stearns Alpha Growth Portfolio, through
April 30, 2004.
[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

18

	Year Ended March 31,

Class R Shares	2007	2006	2005[a]

Per Share Data ($):
Net asset value, beginning of period	24.60	19.80	17.62
Investment Operations:
Investment income—net [b]	.11	.09	.04
Net realized and unrealized
gain (loss) on investments	(.47)	4.75	2.14
Total from Investment Operations	(.36)	4.84	2.18
Distributions:
Dividends from net realized gain on investments	(1.12)	(.04)	—
Net asset value, end of period	23.12	24.60	19.80

Total Return (%)	(1.33)	24.43	12.37[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.90	.86[c]
Ratio of net expenses to average net assets	.81	.90	.86[c]
Ratio of net investment income
to average net assets	.47	.38	.20[c]
Portfolio Turnover Rate	186.08	128.55	87.73

Net Assets, end of period ($ X 1,000)	44,073	48,246	2,605

[a]	From May 1, 2004 (commencement of operations) to March 31, 2005.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,

Class T Shares †	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	24.48	19.78	20.95	15.57	18.84
Investment Operations:
Investment (loss)—net	(.03)[a]	(.06)[a]	(.05)[a]	(.02)	(.02)
Net realized and unrealized
gain (loss) on investments	(.47)	4.80	.63	5.40	(3.25)
Total from Investment Operations	(.50)	4.74	.58	5.38	(3.27)
Distributions:
Dividends from net realized
gain on investments	(1.12)	(.04)	(1.75)	—	—
Net asset value, end of period	22.86	24.48	19.78	20.95	15.57

Total Return (%) [b]	(1.93)	23.95	3.66	34.55	(17.36)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.42	1.40	1.45	1.67	1.96
Ratio of net expenses
to average net assets	1.42	1.40	1.40	1.40	1.40
Ratio of net investment (loss)
to average net assets	(.13)	(.27)	(.25)	(.11)	(.15)
Portfolio Turnover Rate	186.08	128.55	87.73	92.58	185.33

Net Assets, end of period ($ X 1,000)	110,642	140,266	122,177	108,361	39,817

†	Represents information for Class A shares of the fund’s predecessor, Bear Stearns Alpha Growth Portfolio, through
April 30, 2004.
[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Alpha Growth Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Manager Funds I (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers six series, including the fund. The fund’s investment objective seeks capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Bear Stearns Asset Management Inc. (“BSAM”), serves as the fund’s sub-investment adviser.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Effective June 1, 2006, the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are deter-

22

mined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

24

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statement of the fund.

At March 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $10,240,478 and unrealized appreciation $59,654,535.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2007 and March 31, 2006 were as follows: ordinary income $29,860,982 and $0 and long term capital gains $27,914,978 and $1,005,664, respectively.

During the period ended March 31, 2007, as a result of permanent book to tax differences primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $463,484, and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

effect at the time of borrowing. During the period ended March 31, 2007, the fund did not borrow under the line of credit.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Management Agreement (“Agreement”) with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of Class B, C and T shares for the two-year period ending May 1, 2006, so that the expenses of each such class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.90% of the value of Class B and Class C shares average daily net assets and 1.40% of the value of Class T shares average daily net assets. During the period ended March 31, 2007, there was no expense reimbursement pursuant to the Agreement.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and BSAM, Dreyfus pays BSAM a fee payable monthly at the annual rate of .25% of the value of the fund’s average daily net assets.

During the period ended March 31, 2007, the Distributor retained $270,177 and $39,422 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $168,941 and $82,968 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 % of the value of their average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2007, Class B, Class C and Class T shares were charged $556,861, $1,379,080 and $324,787, respectively, pursuant to the Plan.

26

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2007, Class A, Class B, Class C and Class T shares were charged $1,972,338, $185,620, $459,693 and $324,787, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2007, the fund was charged $446,384 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2007, the fund was charged $126,879 pursuant to the custody agreement.

During the period ended March 31, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $766,289, Rule 12b-1 distribution plan fees $184,023, shareholder services plan fees $246,026, custodian fees $26,578, chief compliance officer $3,067 and transfer agency per account fees $83,362.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2007, amounted to $2,425,864,647 and $2,248,515,651, respectively.

At March 31, 2007, the cost of investments for federal income tax purposes was $1,173,111,437; accumulated net unrealized appreciation on investments was $59,654,535, consisting of $93,838,816 gross unrealized appreciation and $34,184,281 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier Alpha Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Alpha Growth Fund (one of the funds comprising Dreyfus Premier Manager Funds I) as of March 31, 2007 and the related statement of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and financial highlights for each of the period indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of March 31, 2007 and confirmation of securities not held by the custodian by correspondence with others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Dreyfus Premier Alpha Growth Fund at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S generally accepted accounting principles.

New York, New York
May 17, 2007

The Fund 29

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

For federal tax purposes, the fund hereby designates $.5410 per share as a long-term capital gain distribution and $.5790 per share as a short-term capital gain distribution paid on June 30, 2006. Also the fund hereby designates 12.56% of the ordinary dividends paid during the fiscal year ended March 31, 2007 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $5,261,786 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

PROXY RESULTS (Unaudited)

Dreyfus Premier Manager Funds I held a special meeting of shareholders on June 29, 2006.The proposal considered at the meeting, and the results, are as follows:

			Shares

		Votes For	Authority Withheld

To elect additional Board Members:
	Peggy C. Davis †	1,895,922,609	20,152,514
	James F. Henry †	1,895,886,281	20,188,842
	Dr. Martin Peretz †	1,895,903,623	20,171,500

†	Each new Board member’s term commenced on September 26, 2006.
	In addition Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler continue
	as Board members of the fund.

30

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 7 and 8, 2007, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus and the Sub-Investment Advisory Agreement between Dreyfus and Bear Stearns Asset Management, Inc. (“BSAM”) (together, the “Agreements”) for a one-year term ending March 31, 2008.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Agreements, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund by Dreyfus and BSAM pursuant to the Agreements. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s and BSAM’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, Inc., an independent provider of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of funds with the same or similar Lipper classification/objective, and an Expense Group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund’s average annual total return ranked in the fourth quintile of its Performance Group and Performance Universe, respectively, for the one-year period ended December 31, 2006.The Board also noted the fund’s more successful long-term average annual total return of second or third quintile performance within the Performance Group and Performance Universe for the two- and three-year periods ended December 31, 2006.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, noting, among other things, that while the fund’s contractual and actual management fees were higher than the median of the Expense Group and Expense Universe, the fund’s total expenses were lower than the median of the Expense Group and the Expense Universe.

32

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets, there had been no economies of scale because of the substantial increase in the cost of

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

distribution. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.The Board also noted the fee waiver and expense reimbursement arrangements in place for the fund and its effect on Dreyfus’s profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus and BSAM are adequate and appropriate.
  The Board generally was satisfied with the fund’s long-term per- formance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the Agreements was in the best interests of the fund and its shareholders.

34

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (63)
Chairman of the Board (2003)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 186

———————

Peggy C. Davis (64)
Board Member (2006)

Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 78

———————

David P. Feldman (67)
Board Member (2003)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 57

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

James F. Henry (76)
Board Member (2006)

Principal Occupation During Past 5 Years:
• President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation
(Retired 2003)
• Advisor to The Elaw Forum, a consultant on managing corporate legal costs
• Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
• Individual Trustee of several trusts

Other Board Memberships and Affiliations:

  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

No. of Portfolios for which Board Member Serves: 48

———————

Ehud Houminer (66)
Board Member (2003)

Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:

  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY,Trustee

No. of Portfolios for which Board Member Serves: 76

———————

Gloria Messinger (77)
Board Member (2003)

Principal Occupation During Past 5 Years:
• Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
• Consultant in Intellectual Property

Other Board Memberships and Affiliations:

  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 48

36

Dr. Martin Peretz (67)
Board Member (2006)

Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University (1965-2002)
• Director of TheStreet.com, a financial information service on the web

Other Board Memberships and Affiliations:

  American Council of Trustees and Alumni, Director
  Pershing Square Capital Management, Adviser
  Montefiore Ventures, General Partner
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 48

———————

Anne Wexler (77)
Board Member (2003)

Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs

Other Board Memberships and Affiliations:

  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 57

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status on December 31st of the calendar year in which the Board Member reaches age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
T. John Szarkowski, Emeritus Board Member

The Fund 37

OFFICERS OF THE FUND ( U n a u d i t e d )

J. DAVID OFFICER, President since	JOSEPH M. CHIOFFI, Vice President and
December 2006.	Assistant Secretary since August 2005.
Chief Operating Officer,Vice Chairman and a	Associate General Counsel of the Manager,
director of the Manager, and an officer of 89	and an officer of 90 investment companies
investment companies (comprised of 186	(comprised of 202 portfolios) managed by the
portfolios) managed by the Manager. He is 58	Manager. He is 45 years old and has been an
years old and has been an employee of the	employee of the Manager since June 2000.
Manager since April 1, 1998.

JANETTE E. FARRAGHER, Vice President
MARK N. JACOBS, Vice President since	and Assistant Secretary since
March 2000.	August 2005.
Executive Vice President, Secretary and	Associate General Counsel of the Manager,
General Counsel of the Manager, and an	and an officer of 90 investment companies
officer of 90 investment companies (comprised	(comprised of 202 portfolios) managed by the
of 202 portfolios) managed by the Manager.	Manager. She is 44 years old and has been an
He is 60 years old and has been an employee	employee of the Manager since February 1984.
of the Manager since June 1977.

JOHN B. HAMMALIAN, Vice President and
MICHAEL A. ROSENBERG, Vice President	Assistant Secretary since August 2005.
and Secretary since August 2005.	Associate General Counsel of the Manager,
Associate General Counsel of the Manager,	and an officer of 90 investment companies
and an officer of 90 investment companies	(comprised of 202 portfolios) managed by the
(comprised of 202 portfolios) managed by the	Manager. He is 43 years old and has been an
Manager. He is 47 years old and has been an	employee of the Manager since February 1991.
employee of the Manager since October 1991.

ROBERT R. MULLERY, Vice President and
JAMES BITETTO, Vice President and	Assistant Secretary since August 2005.
Assistant Secretary since August 2005.	Associate General Counsel of the Manager,
Associate General Counsel and Assistant	and an officer of 90 investment companies
Secretary of the Manager, and an officer of 90	(comprised of 202 portfolios) managed by the
investment companies (comprised of 202	Manager. He is 55 years old and has been an
portfolios) managed by the Manager. He is 40	employee of the Manager since May 1986.
years old and has been an employee of the
Manager since December 1996.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.
JONI LACKS CHARATAN, Vice President	Associate General Counsel of the Manager,
and Assistant Secretary since	and an officer of 90 investment companies
August 2005.	(comprised of 202 portfolios) managed by the
Associate General Counsel of the Manager,	Manager. He is 41 years old and has been an
and an officer of 90 investment companies	employee of the Manager since October 1990.
(comprised of 202 portfolios) managed by the
Manager. She is 51 years old and has been an
employee of the Manager since October 1988.

38

JAMES WINDELS, Treasurer since	JOSEPH W. CONNOLLY, Chief Compliance
November 2001.	Officer since October 2004.
Director – Mutual Fund Accounting of the	Chief Compliance Officer of the Manager and
Manager, and an officer of 90 investment	The Dreyfus Family of Funds 90 investment
companies (comprised of 202 portfolios)	companies (comprised of 202 portfolios). From
managed by the Manager. He is 48 years old	November 2001 through March 2004, Mr.
and has been an employee of the Manager	Connolly was first Vice-President, Mutual
since April 1985.	Fund Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
ROBERT ROBOL, Assistant Treasurer	responsible for managing Mellon’s Custody,
since August 2003.	Fund Accounting and Fund Administration
Senior Accounting Manager – Money Market	services to third-party mutual fund clients. He
and Municipal Bond Funds of the Manager,	is 49 years old and has served in various
and an officer of 90 investment companies	capacities with the Manager since 1980,
(comprised of 202 portfolios) managed by the	including manager of the firm’s Fund
Manager. He is 43 years old and has been an	Accounting Department from 1997 through
employee of the Manager since October 1988.	October 2001.

ROBERT SVAGNA, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since December 2005.	Laundering Compliance Officer since
Senior Accounting Manager – Equity Funds of	October 2002.
the Manager, and an officer of 90 investment	Vice President and Anti-Money Laundering
companies (comprised of 202 portfolios)	Compliance Officer of the Distributor, and the
managed by the Manager. He is 40 years old	Anti-Money Laundering Compliance Officer
and has been an employee of the Manager	of 86 investment companies (comprised of 198
since November 1990.	portfolios) managed by the Manager. He is 36
years old and has been an employee of the
GAVIN C. REILLY, Assistant Treasurer	Distributor since October 1998.
since December 2005.
Tax Manager of the Investment Accounting
and Support Department of the Manager, and
an officer of 90 investment companies
(comprised of 202 portfolios) managed by the
Manager. He is 38 years old and has been an
employee of the Manager since April 1991.

The Fund 39

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611
Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Dreyfus Premier
Intrinsic Value Fund

ANNUAL REPORT March 31, 2007

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
31	Proxy Results
32	Information About the Review and Approval
of the Fund’s Management Agreement
36	Board Members Information
39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Intrinsic Value Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Intrinsic Value Fund, covering the 12-month period from April 1, 2006, through March 31, 2007.

Recent volatility in U.S. stock and bond markets has suggested to us that investors’ appetite for risk may be waning. Until late February 2007, the appetite for risk was relatively high, even in market sectors where the danger of fundamental deterioration was clear, such as “sub-prime” mortgages. While overall valuation levels within the broad stock and bond markets seemed appropriate to us, prices of many lower-quality assets did not fully compensate investors for the risks they typically entail.

Heightened volatility sometimes signals a shift in the economy, but we do not believe this currently is the case.We continue to expect a midcycle economic slowdown and a monetary policy of “prolonged pause and eventual ease.” Tightness in the labor market should ease, with the unemployment rate driven somewhat higher by housing-related layoffs.While we believe there will be a gradual moderation of both CPI and PCE “core” inflation — a measure of underlying long-term inflation that generally excludes energy and food products — we expect the Federal Reserve Board to remain vigilant against inflation risks as it continues to closely monitor upcoming data.As always, your financial advisor can help you identify the investments that may help you potentially profit from these trends and maintain an asset allocation strategy that’s suited for your needs.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

James G. McCluskey, CFA, and Jeffrey Simon, Portfolio Managers
Bear Stearns Asset Management Inc., Sub-Investment Adviser

How did Dreyfus Premier Intrinsic Value Fund perform relative to its benchmark?

For the 12-month period ended March 31, 2007, the fund produced total returns of 11.50% for Class A shares, 10.61% for Class B shares, 10.64% for Class C shares, 11.82% for Class R shares and 11.24% for Class T shares.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), produced a total return of 11.82% .2

Despite bouts of heightened volatility at the beginning and end of the reporting period stemming from inflation and economic concerns,stock prices generally moved higher in response to continued economic growth and robust corporate earnings. The fund’s Class R shares performed in line with the S&P 500 Index, primarily due to the success of our security selection strategy.

What is the fund’s investment approach?

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of companies with market capitalizations, at the time of purchase, of more than $10 billion that we identify as value securities.

We use a “value approach” to investing.We look for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower-than-average price-to-cash-flow ratios and dividend payments. We may consider factors such as a company’s earnings growth, dividend pay-out ratios, return on equity, new management and upcoming corporate restructuring, the general business cycle, the company’s position within a specific industry and the company’s responsiveness to changing conditions.

What other factors influenced the fund’s performance?

The reporting period began and ended with bouts of heightened market volatility that partially offset gains achieved by the S&P 500 Index

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

over the second half of 2006. In the spring of 2006, the market reacted negatively to signs of intensifying inflation as energy prices soared and the economy grew at a fairly robust rate.These concerns waned over the summer and fall when U.S. housing markets weakened and energy prices declined from their record highs. The Federal Reserve Board lent credence to a more benign inflation outlook when, after more than two years of steady rate hikes, it held short-term interest rates steady between July 2006 and March 2007. However, in late February of 2007, turmoil in overseas equity markets and the U.S. sub-prime mortgage market ignited concerns regarding a potentially more severe slowdown in global and U.S. economic growth.

Still, the U.S. stock market posted respectable returns for the reporting period overall. Investors responded favorably to the ongoing economic expansion, stabilizing interest rates and strong corporate earnings.The fund participated fully in the market’s gains, with particularly strong contributions to relative performance coming from the technology and financials sectors.

Although technology stocks represented the S&P 500 Index’s worst performing sector during the reporting period, our bottom-up stock selection strategy enabled the fund’s technology component to fare relatively well.After lackluster performance over the past several years, valuations of many fundamentally sound technology companies had declined to attractive valuations compared to historical averages. The fund’s top technology sector performers—including database software giant Oracle, which was sold during the reporting period, hardware manufacturer Hewlett-Packard and services provider International Business Machines—all made progress in refocusing their businesses on faster-growing, higher-margin areas.

Among financial services companies, which comprise the benchmark’s largest single component, the fund benefited from investments in a number of investment banks and insurance companies. Insurance holding companies The Travelers Companies and Berkshire Hathaway saw earnings rise in a strong pricing environment during a reporting period that was characterized by few natural disasters. Investment bank Morgan Stanley gained value after a new senior management team achieved

4

higher earnings. Investment and retail bank JP Morgan Chase & Co. succeeded in cutting costs and avoiding expensive new acquisitions. In addition, the fund avoided weakness among banks and other financial companies that were hurt by lower profit margins.

Good results in these areas were offset to a degree by lagging performance in other market sectors.The fund held no exposure to the utilities area, which performed well despite high valuations. In the consumer discretionary sector, holdings of home building and home improvement businesses constrained returns as housing markets softened. Finally, individual detractors from relative performance included computer maker Dell, which was hurt by competitive pressures, and retailing giant Wal-Mart Stores, which encountered labor problems and operational issues.

What is the fund’s current strategy?

We have maintained our longstanding, value-oriented investment approach to investing in large-cap companies. In our judgment, stocks of large, well-established corporations are selling at historically attractive valuations after several years of underperformance relative to smaller companies.As the U.S. economy slows, earnings growth becomes scarcer and investors become more aware of risk,we believe that the market will begin to favor high-quality companies with track records of consistent earnings under a variety of economic conditions.

April 16, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than original cost.
The fund commenced operations after all of the assets of a predecessor mutual fund were transferred to the fund in exchange for a corresponding class of shares of the fund in a tax-free reorganization on May 1, 2004.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

6

Average Annual Total Returns as of 3/31/07

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (5.75%)		5.09%	5.37%	9.15%
without sales charge		11.50%	6.62%	9.80%
Class B shares
with applicable redemption charge †	1/28/98	6.61%	5.58%	—	7.51%††
without redemption	1/28/98	10.61%	5.90%	—	7.51%††
Class C shares
with applicable redemption charge †††		9.64%	5.93%	9.17%
without redemption		10.64%	5.93%	9.17%
Class R shares		11.82%	7.12%	10.33%
Class T shares
with applicable sales charge (4.5%)		6.23%	5.48%	9.21%
without sales charge		11.24%	6.46%	9.71%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The performance figures for Class A, Class C and Class T shares shown in the table include the performance of the predecessor fund from April 4, 1995, to April 30, 2004, for Class B from January 28, 1998, to April 30, 2004, and for Class R from September 11, 1995, to April 30, 2004, and are adjusted to reflect the applicable sales loads and
expenses.The inception date and record for Class T shares (subject to Class A’s sales load) is used to calculate performance for Class A shares, which commenced operations on May 1, 2004.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
†††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Intrinsic Value Fund from October 1, 2006 to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 5.99	$ 9.83	$ 9.67	$ 4.82	$ 7.35
Ending value (after expenses)	$1,035.00	$1,031.50	$1,031.30	$1,036.90	$1,034.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 5.94	$ 9.75	$ 9.60	$ 4.78	$ 7.29
Ending value (after expenses)	$1,019.05	$1,015.26	$1,015.41	$1,020.19	$1,017.70

† Expenses are equal to the fund’s annualized expense ratio of 1.18% for Class A, 1.94% for Class B, 1.91% for
Class C, .95% for Class R and 1.45% for Class T, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
March 31, 2007

Common Stocks—99.9%	Shares	Value ($)

Banking—15.9%
Bank of America	183,395	9,356,813
Citigroup	191,033	9,807,634
U.S. Bancorp	94,400	3,301,168
Wachovia	107,400	5,912,370
Wells Fargo & Co.	140,800	4,847,744
		33,225,729
Consumer Discretionary—14.5%
Centex	40,000	1,671,200
D.R. Horton	94,800	2,085,600
Gap	175,800	3,025,518
Home Depot	252,900	9,291,546
KB Home	50,000	2,133,500
NIKE, Cl. B	25,000	2,656,500
Pulte Homes	34,100	902,286
Time Warner	77,000	1,518,440
TJX Cos	138,300	3,728,568
Viacom, Cl. B	82,900 a	3,408,019
		30,421,177
Consumer Staples—11.0%
Anheuser-Busch Cos.	47,900	2,417,034
Coca-Cola	125,600	6,028,800
Procter & Gamble	76,700	4,844,372
Wal-Mart Stores	209,200	9,821,940
		23,112,146
Financial—21.2%
Aflac	85,100	4,004,806
American International Group	152,800	10,271,216
Berkshire Hathaway, Cl. B	909 a	3,308,760
Countrywide Financial	165,000	5,550,600
Freddie Mac	102,600	6,103,674

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
JPMorgan Chase & Co.	76,100	3,681,718
Morgan Stanley	67,200	5,292,672
Travelers Cos.	41,973	2,172,942
XL Capital, Cl. A	55,500	3,882,780
		44,269,168
Health Care—8.6%
Johnson & Johnson	133,000	8,014,580
Pfizer	145,100	3,665,226
Teva Pharmaceutical Industries, ADR	94,200	3,525,906
UnitedHealth Group	54,700	2,897,459
		18,103,171
Industrial—6.9%
3M	61,100	4,669,873
General Electric	279,400	9,879,584
		14,549,457
Information Technology—17.9%
Dell	226,600 [a]	5,259,386
Hewlett-Packard	128,400 [b]	5,153,976
International Business Machines	75,100	7,078,926
Microsoft	348,200	9,704,334
Nokia, ADR	325,400	7,458,168
Texas Instruments	95,600	2,877,560
		37,532,350
Telecommunication Services—3.9%
AT & T	44,900	1,770,407
Sprint Nextel	338,300	6,414,168
		8,184,575
Total Common Stocks
(cost $182,601,156)		209,397,773

10

Other Investment—.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $427,000)	427,000 [c]	427,000

Total Investments (cost $183,028,156)	100.1%	209,824,773

Liabilities, Less Cash and Receivables	(.1%)	(247,025)

Net Assets	100.0%	209,577,748

ADR—American Depository Receipts
[a] Non-income producing security.
[b] All or a portion of these securities are on loan.At March 31, 2007, the total market value of the fund’s securities on loan is $5,153,976 and the total market value of the collateral held by the fund consisting of U.S. Government and agency securities is $5,264,000.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Financial	21.2	Health Care	8.6
Information Technology	17.9	Industrial	6.9
Banking	15.9	Telecommunication Services	3.9
Consumer Discretionary	14.5	Money Market Investment	.2
Consumer Staples	11.0		100.1

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan, valued at $5,153,976)—Note 1(b):
Unaffiliated issuers	182,601,156	209,397,773
Affiliated issuers	427,000	427,000
Cash		16,505
Receivable for investment securities sold		595,997
Dividends and interest receivable		228,440
Receivable for shares of Beneficial Interest subscribed		20,904
Prepaid expenses		58,485
		210,745,104

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		218,008
Payable for investment securities purchased		563,062
Payable for shares of Beneficial Interest redeemed		279,986
Interest payable—Note 2		352
Accrued expenses		105,948
		1,167,356

Net Assets ($)		209,577,748

Composition of Net Assets ($):
Paid-in capital		174,692,291
Accumulated undistributed investment income—net		525,747
Accumulated net realized gain (loss) on investments		7,563,093
Accumulated net unrealized appreciation
(depreciation) on investments		26,796,617

Net Assets ($)		209,577,748

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	21,874,473	20,837,648	25,473,639	111,414,816	29,977,172
Shares Outstanding	982,170	956,908	1,161,486	4,919,161	1,334,624

Net Asset Value
Per Share ($)	22.27	21.78	21.93	22.65	22.46

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended March 31, 2007

Investment Income ($):
Income:
Cash dividends (net of $3,019 foreign taxes withheld at source):
Unaffiliated issuers	4,313,316
Affiliated issuers	77,273
Income from securities lending	16,408
Total Income	4,406,997
Expenses:
Management fee—Note 3(a)	1,529,835
Shareholder servicing costs—Note 3(c)	476,225
Distribution fees—Note 3(b)	469,969
Registration fees	76,977
Professional fees	45,164
Prospectus and shareholders’ reports	37,225
Custodian fees—Note 3(c)	16,752
Trustees’ fees and expenses—Note 3(d)	6,770
Interest expense—Note 2	951
Miscellaneous	18,612
Total Expenses	2,678,480
Investment Income—Net	1,728,517

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	17,117,379
Net unrealized appreciation (depreciation) on investments	2,595,308
Net Realized and Unrealized Gain (Loss) on Investments	19,712,687
Net Increase in Net Assets Resulting from Operations	21,441,204

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,

	2007	2006

Operations ($):
Investment income—net	1,728,517	1,786,544
Net realized gain (loss) on investments	17,117,379	14,488,460
Net unrealized appreciation
(depreciation) on investments	2,595,308	777,874
Net Increase (Decrease) in Net Assets
Resulting from Operations	21,441,204	17,052,878

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(209,565)	(121,702)
Class C shares	—	(1,190)
Class R shares	(1,576,085)	(1,100,951)
Class T shares	(99,280)	(176,407)
Net realized gain on investments:
Class A shares	(1,235,114)	(991,532)
Class B shares	(1,988,607)	(2,159,890)
Class C shares	(1,941,321)	(1,910,604)
Class R shares	(7,571,348)	(7,487,399)
Class T shares	(2,358,622)	(2,646,103)
Total Dividends	(16,979,942)	(16,595,778)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	13,480,194	7,904,571
Class B shares	2,890,104	2,492,999
Class C shares	2,335,524	2,939,319
Class R shares	24,927,955	18,096,809
Class T shares	1,122,810	2,698,213

14

		Year Ended March 31,

	2007	2006

Beneficial Interest Transactions ($) (continued):
Dividends reinvested:
Class A shares	1,367,152	890,404
Class B shares	1,781,190	1,928,455
Class C shares	1,738,331	1,705,360
Class R shares	8,764,764	8,210,980
Class T shares	2,292,707	2,617,838
Cost of shares redeemed:
Class A shares	(5,654,247)	(4,497,913)
Class B shares	(12,975,347)	(9,190,736)
Class C shares	(5,067,731)	(6,058,715)
Class R shares	(20,991,027)	(43,555,376)
Class T shares	(8,791,513)	(11,809,446)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	7,220,866	(25,627,238)
Total Increase (Decrease) in Net Assets	11,682,128	(25,170,138)

Net Assets ($):
Beginning of Period	197,895,620	223,065,758
End of Period	209,577,748	197,895,620
Undistributed investment income—net	525,747	682,160

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended March 31,

	2007	2006

Capital Share Transactions:
Class A [a]
Shares sold	587,154	359,341
Shares issued for dividends reinvested	61,837	41,521
Shares redeemed	(256,488)	(206,582)
Net Increase (Decrease) in Shares Outstanding	392,503	194,280

Class B [a]
Shares sold	131,700	116,928
Shares issued for dividends reinvested	83,484	92,007
Shares redeemed	(587,301)	(428,094)
Net Increase (Decrease) in Shares Outstanding	(372,117)	(219,159)

Class C
Shares sold	105,545	136,525
Shares issued for dividends reinvested	80,746	80,899
Shares redeemed	(232,527)	(282,273)
Net Increase (Decrease) in Shares Outstanding	(46,236)	(64,849)

Class R
Shares sold	1,093,059	814,123
Shares issued for dividends reinvested	393,942	377,373
Shares redeemed	(929,509)	(1,959,462)
Net Increase (Decrease) in Shares Outstanding	557,492	(767,966)

Class T
Shares sold	49,332	124,930
Shares issued for dividends reinvested	104,195	121,860
Shares redeemed	(390,943)	(540,298)
Net Increase (Decrease) in Shares Outstanding	(237,416)	(293,508)

[a] During the period ended March 31, 2007, 133,324 Class B shares representing $3,049,292 were automatically converted to 129,933 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Class B, C, R and T shares represents the financial highlights of the fund’s predecessor, Bear Stearns Intrinsic Value Portfolio (“Intrinsic Value Portfolio”), before the fund commenced operations as of the close of business on April 30, 2004, and represents the performance of the fund’s Class B, C, R and T shares thereafter. Before the fund commenced operations, substantially all of the assets of the Intrinsic Value Portfolio were transferred to the fund in exchange for Class B, C, R and T shares in a tax-free reorganization.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

		Year Ended March 31,

Class A Shares	2007	2006	2005 [a]

Per Share Data ($):
Net asset value, beginning of period	21.80	21.81	20.80
Investment Operations:
Investment income—net [b]	.21	.23	.19
Net realized and unrealized
gain (loss) on investments	2.22	1.57	1.51
Total from Investment Operations	2.43	1.80	1.70
Distributions:
Dividends from investment income—net	(.28)	(.20)	(.19)
Dividends from net realized
gain on investments	(1.68)	(1.61)	(.50)
Total Distributions	(1.96)	(1.81)	(.69)
Net asset value, end of period	22.27	21.80	21.81

Total Return (%) [c]	11.50	8.36	8.12[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19	1.07	1.32[d]
Ratio of net expenses to average net assets	1.19	1.07	1.32[d]
Ratio of net investment income
to average net assets	.95	1.05	.77[d]
Portfolio Turnover Rate	44.30	47.57	69.29

Net Assets, end of period ($ X 1,000)	21,874	12,855	8,622

[a]	From May 1, 2004 (commencement of operations) to March 31, 2005.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,

Class B Shares †	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	21.27	21.31	20.67	14.50	19.65
Investment Operations:
Investment income—net	.03[a]	.03[a]	.06[a]	.00[b]	.05
Net realized and unrealized
gain (loss) on investments	2.16	1.54	1.20	6.20	(5.16)
Total from Investment Operations	2.19	1.57	1.26	6.20	(5.11)
Distributions:
Dividends from investment income—net	—	—	(.11)	(.03)	(.04)
Dividends from net realized
gain on investments	(1.68)	(1.61)	(.51)	—	—
Total Distributions	(1.68)	(1.61)	(.62)	(.03)	(.04)
Net asset value, end of period	21.78	21.27	21.31	20.67	14.50

Total Return (%) [c]	10.61	7.45	6.07	42.79	(26.02)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.01	1.96	2.01	2.32	2.43
Ratio of net expenses
to average net assets	2.01	1.96	2.00	2.00	2.00
Ratio of net investment income
to average net assets	.15	.13	.29	.09	.45
Portfolio Turnover Rate	44.30	47.57	69.29	53.78	52.98

Net Assets, end of period ($ X 1,000)	20,838	28,265	32,993	19,990	10,489

†	Represents information for Class B shares of the fund’s predecessor, Bear Stearns Intrinsic Value Portfolio, through
April 30, 2004.
[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended March 31,

Class C Shares †	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	21.40	21.42	20.79	14.58	19.74
Investment Operations:
Investment income—net	.04[a]	.04[a]	.06[a]	.01	.06
Net realized and unrealized
gain (loss) on investments	2.17	1.55	1.18	6.24	(5.18)
Total from Investment Operations	2.21	1.59	1.24	6.25	(5.12)
Distributions:
Dividends from investment income—net	—	(.00)[b]	(.10)	(.04)	(.04)
Dividends from net realized
gain on investments	(1.68)	(1.61)	(.51)	—	—
Total Distributions	(1.68)	(1.61)	(.61)	(.04)	(.04)
Net asset value, end of period	21.93	21.40	21.42	20.79	14.58

Total Return (%) [c]	10.64	7.52	5.97	42.86	(25.95)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.96	1.92	2.00	2.32	2.43
Ratio of net expenses
to average net assets	1.96	1.92	1.98	2.00	2.00
Ratio of net investment income
to average net assets	.20	.17	.30	.09	.44
Portfolio Turnover Rate	44.30	47.57	69.29	53.78	52.98

Net Assets, end of period ($ X 1,000)	25,474	25,840	27,263	21,324	11,123

†	Represents information for Class C shares of the fund’s predecessor, Bear Stearns Intrinsic Value Portfolio, through
April 30, 2004.
[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,

Class R Shares †	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	22.15	22.12	21.43	14.97	20.17
Investment Operations:
Investment income—net	.28[a]	.27[a]	.31[a]	.16	.22
Net realized and unrealized
gain (loss) on investments	2.25	1.61	1.21	6.47	(5.23)
Total from Investment Operations	2.53	1.88	1.52	6.63	(5.01)
Distributions:
Dividends from investment income—net	(.35)	(.24)	(.32)	(.17)	(.19)
Dividends from net realized
gain on investments	(1.68)	(1.61)	(.51)	—	—
Total Distributions	(2.03)	(1.85)	(.83)	(.17)	(.19)
Net asset value, end of period	22.65	22.15	22.12	21.43	14.97

Total Return (%)	11.82	8.61	7.09	44.41	(24.92)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	.88	.94	1.32	1.43
Ratio of net expenses
to average net assets	.95	.88	.93	1.00	1.00
Ratio of net investment income
to average net assets	1.21	1.20	1.37	1.09	1.44
Portfolio Turnover Rate	44.30	47.57	69.29	53.78	52.98

Net Assets, end of period ($ X 1,000)	111,415	96,615	113,478	27,109	20,931

†	Represents information for Class Y shares of the fund’s predecessor, Bear Stearns Intrinsic Value Portfolio, through
April 30, 2004.
[a]	Based on average shares outstanding at each month end.
See notes to financial statements.

20

		Year Ended March 31,

Class T Shares †	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	21.83	21.82	21.14	14.81	20.04
Investment Operations:
Investment income—net	.16[a]	.15[a]	.17[a]	.09	.14
Net realized and unrealized
gain (loss) on investments	2.22	1.58	1.22	6.35	(5.26)
Total from Investment Operations	2.38	1.73	1.39	6.44	(5.12)
Distributions:
Dividends from investment income—net	(.07)	(.11)	(.20)	(.11)	(.11)
Dividends from net realized
gain on investments	(1.68)	(1.61)	(.51)	—	—
Total Distributions	(1.75)	(1.72)	(.71)	(.11)	(.11)
Net asset value, end of period	22.46	21.83	21.82	21.14	14.81

Total Return (%) [b]	11.24	8.02	6.55	43.53	(25.60)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.47	1.42	1.50	1.82	1.93
Ratio of net expenses
to average net assets	1.47	1.42	1.48	1.50	1.50
Ratio of net investment income
to average net assets	.69	.67	.79	.59	.93
Portfolio Turnover Rate	44.30	47.57	69.29	53.78	52.98

Net Assets, end of period ($ X 1,000)	29,977	34,320	40,709	41,250	17,734

†	Represents information for Class A shares of the fund’s predecessor, Bear Stearns Intrinsic Value Portfolio, through
April 30, 2004.
[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Intrinsic Value Fund (the “fund”) is a separate diversified series of Dreyfus Premier Manager Funds I (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers six series, including the fund.The fund’s investment objective seeks capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Bear Stearns Asset Management Inc. (“BSAM”), serves as the fund’s sub-investment adviser.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Effective June 1, 2006, the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted

22

exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as:fundamental analytical data,the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For

24

financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statement of the fund.

At March 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $630,291, undistributed capital gains $8,252,889 and unrealized appreciation $26,002,277.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2007 and March 31, 2006 were as follows: ordinary income $2,801,090 and $5,475,113 and long-term capital gains $14,178,852 and $11,120,665, respectively.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the line of credit during the period ended March 31, 2007 was approximately $15,900, with a related weighted average annualized interest rate of 5.98% .

26

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Management Agreement (“Agreement”) with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and BSAM, Dreyfus pays BSAM a fee payable monthly at the annual rate of .25% of the value of the fund’s average daily net assets.

During the period ended March 31, 2007, the Distributor retained $6,626 and $5,260 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $41,446 and $4,848 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of their average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2007, Class B, Class C and Class T shares were charged $196,843, $192,714 and $80,412, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended March 31, 2007, Class A, Class B, Class C and Class T shares were charged $39,149, $65,614, $64,238 and $80,412, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2007, the fund was charged $102,458 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2007, the fund was charged $16,752 pursuant to the custody agreement.

During the period ended March 31, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $134,477, Rule 12b-1 distribution plan fees $36,343, shareholder services plan fees $21,037, custodian fees $4,884, chief compliance officer fees $3,067 and transfer agency per account fees $18,200.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

28

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2007, amounted to $89,818,084 and $97,533,140, respectively.

At March 31, 2007, the cost of investments for federal income tax purposes was $183,822,496; accumulated net unrealized appreciation on investments was $26,002,277, consisting of $28,601,346 gross unrealized appreciation and $2,599,069 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier Intrinsic Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Intrinsic Value Fund (one of the funds comprising Dreyfus Premier Manager Funds I) as of March 31, 2007 and the related statement of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of March 31, 2007 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Dreyfus Premier Intrinsic Value Fund at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S generally accepted accounting principles.

New York, New York
May 17, 2007

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the Fund hereby designates $.6774 per share as a long-term capital gain distribution and $.1046 per share as a short-term capital gain distribution paid on June 30, 2006 and also designates $.9000 per share as a long-term capital gain distribution paid on December 14, 2006. Also the Fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended March 31, 2007 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,204,727 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

PROXY RESULTS (Unaudited)

Dreyfus Premier Manager Funds I held a special meeting of shareholders on June 29, 2006.The proposal considered at the meeting, and the results, are as follows:

			Shares

		Votes For	Authority Withheld

To elect additional Board Members:
	Peggy C. Davis †	1,895,922,609	20,152,514
	James F. Henry †	1,895,886,281	20,188,842
	Dr. Martin Peretz †	1,895,903,623	20,171,500

†	Each new Board member’s term commenced on September 26, 2006.
	In addition Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler continue
	as Board members of the fund.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 7 and 8, 2007, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus and the Sub-Investment Advisory Agreement between Dreyfus and Bear Stearns Asset Management, Inc. (“BSAM”) (together, the “Agreements”) for a one-year term ending March 31, 2008.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Agreements, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund by Dreyfus and BSAM pursuant to the Agreements. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s and BSAM’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

32

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, Inc., an independent provider of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of funds with the same or similar Lipper classification/objective, and an Expense Group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund’s average annual total return ranked in the first or second quintile of its Performance Group and Performance Universe for the one-, two-, three-, four- and five-year periods ended December 31, 2006.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, noting, among other things, that the fund’s contractual and actual management fees and actual total expenses were lower than the median of the Expense Group and Expense Universe.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s management fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been increasing slightly or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges deter-

34

mined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.The Board also noted the fee waiver and expense reimbursement arrangements in place for the fund and its effect on Dreyfus’s profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus and BSAM are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the Agreements was in the best interests of the fund and its shareholders.

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (2003)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 186

———————

Peggy C. Davis (64)
Board Member (2006)

Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 78

———————

David P. Feldman (67)
Board Member (2003)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 57

36

James F. Henry (76)
Board Member (2006)

Principal Occupation During Past 5 Years:
• President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation
(Retired 2003)
• Advisor to The Elaw Forum, a consultant on managing corporate legal costs
• Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
• Individual Trustee of several trusts

Other Board Memberships and Affiliations:

  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

No. of Portfolios for which Board Member Serves: 48

———————

Ehud Houminer (66)
Board Member (2003)

Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:

  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY,Trustee

No. of Portfolios for which Board Member Serves: 76

———————

Gloria Messinger (77)
Board Member (2003)

Principal Occupation During Past 5 Years:
• Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
• Consultant in Intellectual Property

Other Board Memberships and Affiliations:

  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 48

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Dr. Martin Peretz (67)
Board Member (2006)

Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University (1965-2002)
• Director of TheStreet.com, a financial information service on the web

Other Board Memberships and Affiliations:

  American Council of Trustees and Alumni, Director
  Pershing Square Capital Management, Adviser
  Montefiore Ventures, General Partner
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 48

———————

Anne Wexler (77)
Board Member (2003)

Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs

Other Board Memberships and Affiliations:

  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 57

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
T. John Szarkowski, Emeritus Board Member

38

Dreyfus Premier
S&P STARS Fund

ANNUAL REPORT March 31, 2007

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Securities Sold Short
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Proxy Results
33	Information About the Review and Approval
of the Fund’s Management Agreement
38	Board Members Information
41	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
S&P STARS Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier S&P STARS Fund, covering the 12-month period from April 1, 2006, through March 31, 2007.

Recent volatility in U.S. stock and bond markets has suggested to us that investors’ appetite for risk may be waning. Until late February 2007, the appetite for risk was relatively high, even in market sectors where the danger of fundamental deterioration was clear,such as “sub-prime”mort-gages. While overall valuation levels within the broad stock and bond markets seemed appropriate to us, prices of many lower-quality assets did not fully compensate investors for the risks they typically entail.

Heightened volatility sometimes signals a shift in the economy,but we do not believe this currently is the case.We continue to expect a midcycle economic slowdown and a monetary policy of “prolonged pause and eventual ease.”Tightness in the labor market should ease, with the unemployment rate driven somewhat higher by housing-related layoffs.While we believe there will be a gradual moderation of both CPI and PCE “core” inflation — a measure of underlying long-term inflation that generally excludes energy and food products — we expect the Fed to remain vigilant against inflation risks as it continues to closely monitor upcoming data. As always, your financial advisor can help you identify the investments that may help you potentially profit from these trends and maintain an asset allocation strategy that’s suited for your needs.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended March 31, 2007, as provided by Robert S. Natale, CFA, Portfolio Manager

Market and Fund Performance Overview

Accelerated inflation concerns and slowing economic growth took a toll on stock prices early in the reporting period. Investors’ concerns abated by July 2006, and many investors looked towards traditionally value-oriented stocks and sectors, which tend to provide a greater risk/reward balance during market environments such as these. However, the broad stock market continued to show gains for the reporting period overall, notwithstanding inflationary concerns and price volatility. While these fluctuations affected both growth and value stocks, large-cap growth stocks proved to be particularly vulnerable to market weakness and significantly underperformed their value-oriented counterparts, which generally has been the case for the past few years.

For the reporting period overall, the fund produced total returns of 6.40% for Class A shares, 5.57% for Class B shares, 5.57% for Class C shares, 6.75% for Class R shares and 6.10% for Class T shares.1 These returns lagged the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which produced a total return of 11.82% for the same period. In addition, the Russell 1000 Growth Index produced a total return of 7.06% for the same period. 2

The Fund’s Investment Approach

The fund seeks to provide investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.To pursue this goal, we employed the Standard & Poor’s STock Appreciation Ranking System (or “STARS”), S&P’s proprietary stock research rating system.We generally use STARS to identify common stocks in the highest categories (5 and 4 STARS) for purchase, and in the lowest category (1 and 2 STARS) for occasional short-selling.We independently analyze the stocks and identify for purchase those it believes have the greatest potential for growth and are reasonably priced.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Sector Mismatches and Timing Hurt the Fund

Throughout the reporting period, the S&P 500 Index continued to reflect a performance bias toward value over growth stocks, and smaller-cap to large-cap stocks. Because our investment approach focused on growth stocks with an emphasis on large-cap stocks over smaller-cap stocks, the fund’s performance reflected these headwinds during the reporting period.

The fund experienced sharp declines within the health care sector and biotechnology sectors, where a lack of exposure to rebounding pharmaceutical stocks and poorly timed trades had the largest impact on the fund’s performance. Notably lackluster performers included generic drug maker Teva Pharmaceutical Industries, medical devices manufacturer Boston Scientific and to a greater extent, biotech-drug developer Renovis. Renovis’ price dropped substantially when a late-stage clinical trial for its promising stroke treatment, meant to duplicate the favorable results of a previous late-stage trail, proved unsuccessful.

Allocation Provided a Boon for the Fund

While the fund’s strong returns during the remaining eight months of the reporting period were partly attributable to the improving environment for growth-oriented stocks and non-cyclicals, in greater measure the fund’s gains were driven by good individual stock selection in a variety of sectors, including materials and consumer discretionary.

Top individual performers were aerospace parts and equipment companies Precision Castparts and Allegheny Technologies, which both continued to post strong guidance and earnings gains. Internet advertising services provider ValueClick and application software company Oracle benefited from favorable internet-related spending. Companies such as asset management company T. Rowe Price and high-end retailer Nordstrom saw their stock prices rise due to better-than-expected revenue and profit growth.

The Fund’s Current Strategy

The U.S economy continues to show signs of deceleration, and we believe relative valuation levels appear poised to favor large-cap stocks relative to their smaller-cap counterparts. Generally, in market environments such as these, large-cap growth stocks have tended to do well. Therefore, we have positioned the fund for these conditions by emphasizing traditionally less cyclical stocks relative to other growth portfolios, with a large overweighting in financial stocks, while maintaining the fund’s exposure to the commercial plane development cycle and the basic materials sectors.The fund also has retained substantial exposure to technology stocks, particularly in those companies we believe are likely to benefit from robust internet growth. By contrast, we have de-emphasized stocks in traditionally cyclical areas, such as industrials.

April 16, 2007

“Short-selling” refers to a strategy in which the fund sells a security it has borrowed in anticipation of repurchasing it at a lower price in the future, thereby realizing a gain.The fund may engage in short-selling trading, which involves selling a security it does not own in anticipation that the security’s price will decline and may expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund.
“Standard & Poor’s®,”“S&P®” and “STARS®” are trademarks of Standard and Poor’s and have been licensed for use on behalf of the fund.The fund is not sponsored, managed, advised, sold or promoted by S&P and is not an index fund.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through September 30, 2007, at which time it may be extended, terminated modified. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC.— Each index reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.The Russell 1000
Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.The indices do not take into account fees and expenses to which the fund is subject.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C, Class R and Class T shares of
Dreyfus Premier S&P STARS Fund on 03/31/97 to a $10,000 investment made in the Standard & Poor’s 500
Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Performance for Class B shares will vary from the performance of Class A, Class C, Class R and Class T shares shown above due to differences in charges and expenses.
Effective May 1, 2004, Dreyfus Premier S&P STARS Fund (the “fund”) commenced operations after all of the assets of a predecessor mutual fund that was advised by the fund’s current sub-investment adviser were transferred to the fund in exchange for a corresponding class of shares of the fund in a tax-free reorganization. Class A, B, C, R and T shares are subject to different sales charges and distribution and servicing fees. Performance for each share class in the line graph above includes returns for the predecessor fund and the current applicable sales loads and reflects current distribution and servicing fees in effect only since the reorganization date.The predecessor fund’s Class A shares were reorganized into
Class T shares of the fund, and were subject to a distribution fee (reflected in the predecessor fund’s return only) that the fund’s Class A shares are not.The fund’s other share classes have achieved different returns.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charges on Class A and Class T shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of U.S. stock market performance.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 3/31/07

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (5.75%)		0.27%	4.21%	9.03%
without sales charge		6.40%	5.45%	9.68%
Class B shares
with applicable redemption charge †	1/5/98	1.57%	4.46%	—	7.50%††
without redemption	1/5/98	5.57%	4.79%	—	7.50%††
Class C shares
with applicable redemption charge †††		4.57%	4.79%	9.06%
without redemption		5.57%	4.79%	9.06%
Class R shares		6.75%	5.96%	10.21%
Class T shares
with applicable sales charge (4.5%)		1.34%	4.34%	9.10%
without sales charge		6.10%	5.31%	9.61%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The performance figures for Class A, Class C and Class T shares shown in the table include the performance of the predecessor fund from April 5, 1995, to April 30, 2004, for Class B from January 5, 1998, to April 30, 2004, and for Class R from August 7, 1995, to April 30, 2004, and are adjusted to reflect the applicable sales loads and expenses. The inception date and record for Class T shares (subject to Class A’s sales load) is used to calculate performance for Class A shares, which commenced operations on May 1, 2004.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
†††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier S&P STARS Fund from October 1, 2006 to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.44	$ 10.82	$ 10.66	$ 4.87	$ 8.06
Ending value (after expenses)	$1,100.50	$1,096.10	$1,096.20	$1,102.30	$1,099.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.19	$ 10.40	$ 10.25	$ 4.68	$ 7.75
Ending value (after expenses)	$1,018.80	$1,014.61	$1,014.76	$1,020.29	$1,017.25

† Expenses are equal to the fund’s annualized expense ratio of 1.23% for Class A, 2.07% for Class B, 2.04% for
Class C, .93% for Class R and 1.54% for Class T; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
March 31, 2007

Common Stocks—100.4%	Shares	Value ($)

Consumer Discretionary—14.5%
Abercrombie & Fitch, Cl. A	310,000	23,460,800
Advance Auto Parts	593,500	22,879,425
Comcast, Cl. A	864,300 [a]	22,428,585
Denny’s	5,700,000 [a,b,c]	27,930,000
Home Depot	470,000	17,267,800
News, Cl. A	1,050,000	24,276,000
Nordstrom	420,000	22,234,800
		160,477,410
Consumer Staples—4.3%
Altria Group	260,000	22,830,600
Procter & Gamble	390,000	24,632,400
		47,463,000
Energy—7.6%
Chevron	330,000	24,406,800
Devon Energy	330,000	22,842,600
Noble	325,000	25,571,000
XTO Energy	210,000	11,510,100
		84,330,500
Financial—18.3%
Affiliated Managers Group	240,000 [a,b]	26,004,000
American International Group	340,000	22,854,800
Annaly Capital Management	1,250,000	19,350,000
Citigroup	430,000	22,076,200
E*TRADE FINANCIAL	1,010,000 [a]	21,432,200
Goldman Sachs Group	110,000	22,729,300
Hartford Financial Services Group	245,000	23,417,100
Lehman Brothers Holdings	310,000	21,721,700
T. Rowe Price Group	530,000 [b]	25,010,700
		204,596,000
Health Care—15.8%
Barr Pharmaceuticals	420,000 [a]	19,467,000
Cell Genesys	1,000,000 [a,b]	4,200,000
Coley Pharmaceutical Group	500,000 [a,b]	4,790,000
Cytyc	720,000 [a,b]	24,631,200
Genitope	760,000 [a,b]	3,154,000
Genzyme	390,000 [a]	23,407,800

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Novartis, ADR	440,000	24,037,200
Stryker	370,000 [b]	24,538,400
UnitedHealth Group	430,000	22,777,100
WellPoint	300,000 [a]	24,330,000
		175,332,700
Industrial—4.2%
General Electric	630,000	22,276,800
Precision Castparts	230,000 [b]	23,931,500
		46,208,300
Information Technology—22.3%
24/7 Real Media	800,000 [a]	6,424,000
Amdocs	640,000 [a,b]	23,347,200
Applied Materials	1,270,000	23,266,400
Axcelis Technologies	1,850,000 [a,b]	14,134,000
Cisco Systems	900,000 [a]	22,977,000
Emulex	1,100,000 [a,b]	20,119,000
Fiserv	445,000 [a,b]	23,611,700
Harris	390,000	19,870,500
Nice Systems, ADR	510,000 [a]	17,350,200
Oracle	1,490,000 [a,b]	27,013,700
Texas Instruments	770,000	23,177,000
ValueClick	1,060,000 [a,b]	27,697,800
		248,988,500
Internet—6.1%
eBay	700,000 [a]	23,205,000
Google, Cl. A	40,000 [a]	18,326,400
Yahoo!	820,000 [a,b]	25,657,800
		67,189,200
Materials—4.9%
Allegheny Technologies	270,000	28,806,300
Carpenter Technology	210,000	25,359,600
		54,165,900
Telecommunication Services—2.4%
Level 3 Communications	4,300,000 [a,b]	26,230,000
Total Common Stocks
(cost $961,937,349)		1,114,981,510

Investment of Cash Collateral
for Securities Loaned—7.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $86,633,596)	86,633,596 [d]	86,633,596

Total Investments (cost $1,048,570,945)	108.2%	1,201,615,106

Liabilities, Less Cash and Receivables	(8.2%)	(91,558,673)

Net Assets	100.0%	1,110,056,433

ADR—American Depository Receipts
[a] Non-income producing security.
[b] All or a portion of these securities are on loan.At March 31, 2007, the total market value of the fund’s securities on loan is $81,958,731 and the total market value of the collateral held by the fund is $86,633,596.
[c] Investment in non-controlled affiliates (cost $24,896,501)-See note 1(c).
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Information Technology	22.3	Internet	6.1
Financial	18.3	Materials	4.9
Health Care	15.8	Consumer Staples	4.3
Consumer Discretionary	14.5	Industrial	4.2
Money Market Investment	7.8	Telecommunication Services	2.4
Energy	7.6		108.2

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF SECURITIES SOLD SHORT
March 31, 2007

Common Stocks	Shares	Value ($)

Kraft Foods, Cl. A
(proceeds $5,241,412)	165,000	5,223,900

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $81,958,731)—Note 1(b):
Unaffiliated issuers	961,937,349	1,114,981,510
Affiliated issuers	86,633,596	86,633,596
Receivable from brokers for proceeds on securities sold short		5,241,412
Dividends and interest receivable		1,359,304
Receivable for investment securities sold		1,088,388
Receivable for shares of Beneficial Interest subscribed		518,209
Prepaid expenses		75,369
		1,209,897,788

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,420,941
Cash overdraft due to Custodian		750,296
Liability for securities on loan—Note 1(b)		86,633,596
Securities sold short, at value
(proceeds $5,241,412)—See Statement of Securities Sold Short		5,223,900
Bank loan payable		3,600,000
Payable for shares of Beneficial Interest redeemed		1,222,299
Short sales dividend payable		41,250
Interest payable		11,537
Accrued expenses		937,536
		99,841,355

Net Assets ($)		1,110,056,433

Composition of Net Assets ($):
Paid-in capital		1,527,660,149
Accumulated net realized gain (loss) on investments		(570,665,389)
Accumulated net unrealized appreciation (depreciation) on investments		153,061,673

Net Assets ($)		1,110,056,433

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	102,515,102	269,747,042	222,113,808	151,891,975	363,788,506
Shares Outstanding	3,129,922	8,728,687	7,190,615	4,404,858	11,182,666

Net Asset Value
Per Share ($)	32.75	30.90	30.89	34.48	32.53

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended March 31, 2007

Investment Income ($):
Income:
Cash dividends (net of $91,468 foreign taxes withheld at source):
Unaffiliated issuers	9,485,564
Affiliated issuers	103,216
Interest	223,511
Income on securities lending	174,009
Total Income	9,986,300
Expenses:
Management fees—Note 3(a)	7,905,007
Distribution fees—Note 3(b)	4,974,159
Shareholder servicing costs—Note 3(c)	4,014,256
License fee—Note 3(a)	1,652,137
Interest expense—Note 2	232,098
Prospectus and shareholders’ reports	176,194
Registration fees	89,315
Custodian fees—Note 3(c)	83,181
Professional fees	68,350
Dividends on securities sold short	42,855
Trustees’ fees and expenses—Note 3(d)	32,537
Miscellaneous	66,783
Total Expenses	19,336,872
Less—reduction in expenses due to undertakings—Note 3(a)	(57,358)
Less—reduction in management fees due to undertakings—Note 3(a)	(34,806)
Net Expenses	19,244,708
Investment (Loss)—Net	(9,258,408)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Long transactions
Unaffiliated issuers	113,378,475
Affiliated issuers	150,082
Short sale transactions	3,741,406
Net Realized Gain (Loss)	117,269,963
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	(50,762,360)
Affiliated issuers	1,619,524
Net Unrealized Appreciation (Depreciation)	(49,142,836)
Net Realized and Unrealized Gain (Loss) on Investments	68,127,127
Net Increase in Net Assets Resulting from Operations	58,868,719

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,

	2007	2006

Operations ($):
Investment (loss)—net	(9,258,408)	(10,728,968)
Net realized gain (loss) on investments	117,269,963	211,372,195
Net unrealized appreciation
(depreciation) on investments	(49,142,836)	21,646,043
Net Increase (Decrease) in Net Assets
Resulting from Operations	58,868,719	222,289,270

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	80,974,502	25,888,885
Class B shares	3,314,296	7,779,878
Class C shares	9,936,642	12,928,548
Class R shares	16,237,590	20,841,726
Class T shares	9,972,257	12,285,954
Cost of shares redeemed:
Class A shares	(19,668,183)	(1,920,214)
Class B shares	(103,921,940)	(79,972,750)
Class C shares	(54,821,203)	(53,420,931)
Class R shares	(26,761,363)	(77,603,424)
Class T shares	(103,186,402)	(117,435,930)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(187,923,804)	(250,628,258)
Total Increase (Decrease) in Net Assets	(129,055,085)	(28,338,988)

Net Assets ($):
Beginning of Period	1,239,111,518	1,267,450,506
End of Period	1,110,056,433	1,239,111,518

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended March 31,

	2007	2006

Capital Share Transactions:
Class Aa
Shares sold	2,618,993	919,352
Shares redeemed	(645,135)	(67,575)
Net Increase (Decrease) in Shares Outstanding	1,973,858	851,777

Class B [a]
Shares sold	114,085	292,717
Shares redeemed	(3,588,741)	(3,031,382)
Net Increase (Decrease) in Shares Outstanding	(3,474,656)	(2,738,665)

Class C
Shares sold	342,053	481,698
Shares redeemed	(1,900,327)	(2,035,323)
Net Increase (Decrease) in Shares Outstanding	(1,558,274)	(1,553,625)

Class R
Shares sold	498,767	708,396
Shares redeemed	(832,122)	(2,605,763)
Net Increase (Decrease) in Shares Outstanding	(333,355)	(1,897,367)

Class T
Shares sold	326,765	442,631
Shares redeemed	(3,405,343)	(4,274,715)
Net Increase (Decrease) in Shares Outstanding	(3,078,578)	(3,832,084)

[a] During the period ended March 31, 2007, 381,282 Class B shares representing $11,591,133 were automatically converted to 360,483 Class A shares and during the period ended March 31, 2006, 1,825 Class B shares representing $50,195 were automatically converted to 1,740 Class A shares.

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Class B, C, R and T shares represents the financial highlights of the fund’s predecessor, Bear Stearns S&P STARS Portfolio (“S&P STARS Portfolio”), before the fund commenced operations as of the close of business on April 30, 2004, and represents the performance of the fund’s Class B, C, R and T shares thereafter. Before the fund commened operations, substantially all of the assets of the S&P STARS Portfolio were transferred to the fund in exchange for Class B, C, R and T shares of the fund in a tax-free reorganization.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming all dividends and distributions were reinvested. These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

		Year Ended March 31,

Class A Shares	2007	2006	2005 [a]

Per Share Data ($):
Net asset value, beginning of period	30.78	25.60	22.28
Investment Operations:
Investment (loss)—net [b]	(.10)	(.11)	(.08)
Net realized and unrealized
gain (loss) on investments	2.07	5.29	3.40
Total from Investment Operations	1.97	5.18	3.32
Net asset value, end of period	32.75	30.78	25.60

Total Return (%) [c]	6.40	20.24	14.90[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.25	1.21	1.28[d]
Ratio of net expenses to average net assets	1.24	1.21	1.28[d]
Ratio of net investment (loss)
to average net assets	(.31)	(.40)	(.44)[d]
Portfolio Turnover Rate	123.41	123.11	140.38

Net Assets, end of period ($ X 1,000)	102,515	35,578	7,790

[a]	From May 1, 2004 (commencement of operations) to March 31, 2005.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,

Class B Shares †	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	29.28	24.54	22.58	15.32	24.46
Investment Operations:
Investment (loss)—net	(.35)[a]	(.32)[a]	(.24)[a]	(.27)	(.29)
Net realized and unrealized
gain (loss) on investments	1.97	5.06	2.20	7.53	(8.85)
Total from Investment Operations	1.62	4.74	1.96	7.26	(9.14)
Net asset value, end of period	30.90	29.28	24.54	22.58	15.32

Total Return (%) [b]	5.57	19.32	8.68	47.39	(37.37)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.10	2.10	2.10	2.20	2.16
Ratio of net expenses
to average net assets	2.09	2.00	2.02	2.00	2.00
Ratio of net investment (loss)
to average net assets	(1.21)	(1.21)	(1.03)	(1.26)	(1.44)
Portfolio Turnover Rate	123.41	123.11	140.38	127.25	122.29

Net Assets, end of period ($ x 1,000)	269,747	357,315	366,711	420,694	323,425

†	Represents information for Class B shares of the fund’s predecessor, Bear Stearns S&P STARS Portfolio, through
April 30, 2004.
[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

		Year Ended March 31,

Class C Shares †	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	29.26	24.53	22.56	15.31	24.45
Investment Operations:
Investment (loss)—net	(.34)[a]	(.32)[a]	(.24)[a]	(.28)	(.31)
Net realized and unrealized
gain (loss) on investments	1.97	5.05	2.21	7.53	(8.83)
Total from Investment Operations	1.63	4.73	1.97	7.25	(9.14)
Net asset value, end of period	30.89	29.26	24.53	22.56	15.31

Total Return (%) [b]	5.57	19.28	8.73	47.35	(37.38)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.07	2.08	2.08	2.20	2.16
Ratio of net expenses
to average net assets	2.06	2.00	2.02	2.00	2.00
Ratio of net investment (loss)
to average net assets	(1.18)	(1.21)	(1.03)	(1.26)	(1.44)
Portfolio Turnover Rate	123.41	123.11	140.38	127.25	122.29

Net Assets, end of period ($ X 1,000)	222,114	255,990	252,671	305,176	253,391

†	Represents information for Class C shares of the fund’s predecessor, Bear Stearns S&P STARS Portfolio, through
April 30, 2004.
[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,

Class R Shares †	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	32.30	26.77	24.36	16.37	25.82
Investment Operations:
Investment income (loss)—net	(.01)[a]	(.03)[a]	.02[a]	(.05)	(.09)
Net realized and unrealized
gain (loss) on investments	2.19	5.56	2.39	8.04	(9.36)
Total from Investment Operations	2.18	5.53	2.41	7.99	(9.45)
Net asset value, end of period	34.48	32.30	26.77	24.36	16.37

Total Return (%)	6.75	20.66	9.89	48.81	(36.60)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93	.92	.94	1.20	1.16
Ratio of net expenses
to average net assets	.93	.91	.92	1.00	1.00
Ratio of net investment income
(loss) to average net assets	(.05)	(.12)	.07	(.26)	(.43)
Portfolio Turnover Rate	123.41	123.11	140.38	127.25	122.29

Net Assets, end of period ($ X 1,000)	151,892	153,021	177,668	171,024	109,212

†	Represents information for Class Y shares of the fund’s predecessor, Bear Stearns S&P STARS Portfolio, through
April 30, 2004.
[a]	Based on average shares outstanding at each month end.
See notes to financial statements.

		Year Ended March 31,

Class T Shares †	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	30.66	25.57	23.40	15.81	25.11
Investment Operations:
Investment (loss)—net	(.20)[a]	(.20)[a]	(.13)[a]	(.17)	(.21)
Net realized and unrealized
gain (loss) on investments	2.07	5.29	2.30	7.76	(9.09)
Total from Investment Operations	1.87	5.09	2.17	7.59	(9.30)
Net asset value, end of period	32.53	30.66	25.57	23.40	15.81

Total Return (%) [b]	6.10	19.91	9.27	48.01	(37.06)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.56	1.56	1.56	1.70	1.66
Ratio of net expenses
to average net assets	1.55	1.50	1.52	1.50	1.50
Ratio of net investment (loss)
to average net assets	(.67)	(.71)	(.53)	(.76)	(.95)
Portfolio Turnover Rate	123.41	123.11	140.38	127.25	122.29

Net Assets, end of period ($ X 1,000)	363,789	437,208	462,612	580,543	484,873

†	Represents information for Class A shares of the fund’s predecessor, Bear Stearns S&P STARS Portfolio, through
April 30, 2004.
[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier S&P STARS Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Manager Funds I (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers six series,including the fund. The fund’s investment objective seeks to provide investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Bear Stearns Asset Management Inc. (“BSAM”), serves as the fund’s sub-investment adviser.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of beneficial interest in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

Issuers in which the fund held 5% or more of the outstanding voting securities are defined as “affiliated” in the Act.The following summarizes affiliated issuers during the period ended March 31, 2007:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net real-

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

ized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At March 31, 2007, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $567,980,544 and unrealized appreciation $150,376,828.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2007. If not applied, $443,110,872 of the carryover expires in fiscal 2011 and $124,869,672 expires in fiscal 2012.

During the period ended March 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $9,258,408 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $50 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under both arrangements during the period ended March 31, 2007 was approximately $4,008,000, with a related weighted average annualized interest rate of 5.79% .

NOTE 3—Management Fee, Sub-Investment Advisory Fee and
Other Transactions With Affiliates:

(a) Pursuant to an Management Agreement (“Agreement”) with Dreyfus, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of Class B, C, R and T shares for the two-year period ending May 1, 2006, to the extent that the expenses of each such class, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1% of the value of such class’ average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $57,358 during the period ended March 31, 2007.

Effective March 8, 2007, Dreyfus has agreed to waive receipt of a portion of the fund’s management fee, in the amount of .05 of 1% of the value of the fund’s average daily net assets until September 30, 2007.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The reduction in management fee, pursuant to the undertaking, amounted to $34,806 during the period ended March 31, 2007.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and BSAM, Dreyfus pays BSAM a fee payable monthly at the annual rate of .25% of the value of the fund’s average daily net assets.

The fund has agreed to pay a license fee at the annual rate of .15% of the value of the fund’s average daily net assets for the use of certain of Standard & Poor’s proprietary tradenames and trademarks.

During the period ended March 31, 2007, the Distributor retained $43,650 and $15,548 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $504,172 and 16,175 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of their average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2007, Class B, Class C and Class T shares were charged $2,276,636, $1,732,454 and $965,069, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2007, Class A, Class B, Class C and Class T shares were charged $151,128, $758,878, $577,485 and $965,069, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2007, the fund was charged $946,335 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2007, the fund was charged $83,181 pursuant to the custody agreement.

During the period ended March 31, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $654,791, Rule 12b-1 distribution plan fees $389,724, shareholder services plan fees $201,802, custodian fees $25,447, chief compliance officer fees $3,067 and transfer agency per account fees $180,916 which are offset against an expense reimbursement currently in effect in the amount of $ 34,806.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended March 31, 2007:

	Purchases ($)	Sales ($)

Long transactions	1,403,500,853	1,595,068,326
Short sale transactions	14,989,996	19,952,732
Total	1,418,490,849	1,615,021,058

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at March 31, 2007, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

At March 31, 2007, the cost of investments for federal income tax purposes was $1,051,255,790; accordingly, accumulated net unrealized appreciation on investments was $150,359,316, consisting of $167,611,169 gross unrealized appreciation and $17,251,853 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier S&P STARS Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier S&P STARS Fund (one of the funds comprising Dreyfus Premier Manager Funds I) as of March 31, 2006 and the related statement of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of March 31, 2007 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Dreyfus Premier S&P STARS Fund at March 31, 2007, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 17, 2007

The Fund 31

PROXY RESULTS (Unaudited)

Dreyfus Premier Manager Funds I held a special meeting of shareholders on June 29, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For	Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	1,895,922,609	20,152,514
James F. Henry †	1,895,886,280	20,188,842
Dr. Martin Peretz †	1,895,903,623	20,171,500

† Each new Board member’s term commenced on September 26, 2006.
In addition Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler continue as
Board members of the fund.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 7 and 8, 2007, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus and the Sub-Investment Advisory Agreement between Dreyfus and Bear Stearns Asset Management, Inc. (“BSAM”) (together, the “Agreements”) for a one-year term ending March 31, 2008.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Agreements, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund by Dreyfus and BSAM pursuant to the Agreements. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s and BSAM’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, Inc., an independent provider of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of funds with the same or similar Lipper classification/objective, and an Expense Group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board. As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund’s average annual total return ranked in the fifth and fourth quintile of its Performance Group and Performance Universe, respectively, for the one-year period ended December 31, 2006.The Board also noted the fund’s more successful long-term average annual total return of first or second quintile performance within the Performance Group and Performance Universe for the two-, three- and four-year periods ended December 31, 2006. The Board observed that while calendar year 2006 performance was lower than the return of the S&P 500 Index, calendar year total returns for 2005, 2004 and 2003 were significantly higher than the index.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, noting, among other things, that the fund’s contractual and actual management fees were higher than the median of the Expense Group and Expense Universe and the fund’s total expenses were lower than the median of the Expense Universe.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.The Board also noted the fee waiver and expense reimbursement arrangements in place for the fund and its effect on Dreyfus’s profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus and BSAM are adequate and appropriate.
  The Board generally was satisfied with the fund’s long-term perfor- mance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the Agreements was in the best interests of the fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (63)
Chairman of the Board (2003)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 186

———————

Peggy C. Davis (64)
Board Member (2006)

Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 78

———————

David P. Feldman (67)
Board Member (2003)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 57

James F. Henry (76)
Board Member (2006)

Principal Occupation During Past 5 Years:

  President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
  Advisor to The Elaw Forum, a consultant on managing corporate legal costs
  Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
  Individual Trustee of several trusts

Other Board Memberships and Affiliations:

  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

No. of Portfolios for which Board Member Serves: 48

———————

Ehud Houminer (66)
Board Member (2003)

Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:

  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY,Trustee

No. of Portfolios for which Board Member Serves: 76

———————

Gloria Messinger (77)
Board Member (2003)

Principal Occupation During Past 5 Years:

  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property

Other Board Memberships and Affiliations:

  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 48

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Dr. Martin Peretz (67)
Board Member (2006)

Principal Occupation During Past 5 Years:

  Editor-in-Chief of The New Republic Magazine
  Lecturer in Social Studies at Harvard University (1965-2002)
  Director of TheStreet.com, a financial information service on the web

Other Board Memberships and Affiliations:

  American Council of Trustees and Alumni, Director
  Pershing Square Capital Management, Adviser
  Montefiore Ventures, General Partner
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 48

———————

Anne Wexler (77)
Board Member (2003)

Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs

Other Board Memberships and Affiliations:

  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 57

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
T. John Szarkowski, Emeritus Board Member

NOTES

For More Information

Dreyfus Premier S&P STARS Fund
200 Park Avenue
New York, NY 10166

Investment Advisor

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Advisor

Bear Stearns Asset Management Inc.
383 Madison Avenue
New York, NY 10179

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DPPAX	Class B: BSPBX	Class C: BSPCX
	Class R: BSSPX	Class T: BSPAX	

© 2007 Dreyfus Service Corporation

6016AR0307

Dreyfus Premier
S&P STARS
Opportunities Fund

ANNUAL REPORT March 31, 2007

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Securities Sold Short
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
31	Proxy Results
32	Information About the Review and Approval
of the Fund’s Management Agreement
36	Board Members Information
39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
S&P STARS Opportunities Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier S&P STARS Opportunities Fund, covering the 12-month period from April 1, 2006, through March 31, 2007.

Recent volatility in U.S. stock and bond markets has suggested to us that investors’ appetite for risk may be waning. Until late February 2007, the appetite for risk was relatively high, even in market sectors where the danger of fundamental deterioration was clear,such as “sub-prime”mort-gages. While overall valuation levels within the broad stock and bond markets seemed appropriate to us, prices of many lower-quality assets did not fully compensate investors for the risks they typically entail.

Heightened volatility sometimes signals a shift in the economy, but we do not believe this currently is the case.We continue to expect a mid-cycle economic slowdown and a monetary policy of “prolonged pause and eventual ease.”Tightness in the labor market should ease, with the unemployment rate driven somewhat higher by housing-related layoffs. While we believe there will be a gradual moderation of both CPI and PCE “core” inflation — a measure of underlying long-term inflation that generally excludes energy and food products — we expect the Federal Reserve Board to remain vigilant against inflation risks as it continues to closely monitor upcoming data. As always, your financial advisor can help you identify the investments that may help you potentially profit from these trends and maintain an asset allocation strategy that’s suited for your needs.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Fred Kuehndorf, Portfolio Manager

How did Dreyfus Premier S&P STARS Opportunities Fund
perform relative to its benchmark?

Bouts of heightened volatility early and late in the reporting period offset better performance over the second half of 2006 stemming from ongoing economic growth and robust corporate profits.The fund did not participate fully in the market’s gains, primarily due to disappointments among several stocks that were highly rated by Standard & Poor’s equity analysts.

What is the fund’s investment approach?

The fund seeks long-term capital appreciation by investing at least 80% of its net assets in securities that have been ranked at the time of purchase by Standard & Poor’s (S&P) analysts according to the Standard & Poor’s STock Appreciation Ranking System (or STARS). S&P’s research staff analyzes and ranks the stocks of approximately 1,500 issuers.We will principally use STARS to identify stocks in the highest two categories (four and five STARS) for purchase and in the lowest two categories (one and two STARS) for short-selling. When selecting investments, we analyze the stocks ranked by S&P analysts and select those that we believe have the best potential for capital appreciation. We consider various factors, including market segment, industry, earnings history, price-to-earnings ratio and management.

What other factors influenced the fund’s performance?

The reporting period began and ended with bouts of heightened market volatility that partially offset gains achieved by the S&P 500 Index over the second half of 2006. In the spring of 2006, the market

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

reacted negatively to signs of intensifying inflation as energy prices soared and the economy grew at a fairly robust rate. These concerns waned over the summer and fall when U.S. housing markets weakened and energy prices declined from record highs. The Federal Reserve Board lent credence to a more benign inflation outlook when, after more than two years of steady rate hikes, it held short-term interest rates steady between July 2006 and March 2007. The market subsequently rallied as investors became more comfortable with the outlook for subdued inflation and moderate economic growth. However, in late February of 2007, turmoil in overseas equity markets and the U.S. sub-prime mortgage market ignited concerns regarding a potentially more severe slowdown in global and U.S. economic growth.

Although midcap stocks generally produced lower returns than large-cap stocks in this environment, midsize companies posted respectable returns for the reporting period overall. Investors responded favorably to the ongoing economic expansion, stabilizing interest rates and strong corporate earnings.While the fund participated to a significant degree in the market’s gains, a number of stocks rated five STARS by S&P analysts produced disappointing results during the reporting period.

The fund’s technology sector holdings fared better than the benchmark’s technology component, but they nonetheless lost value to a modest degree. Wireless communications equipment maker Powerwave Technologies reported slower-than-expected sales, and semiconductor manufacturer Semtech was hurt by an earnings shortfall and the company’s implication in the option backdating scandal. We sold the fund’s positions in both companies.

In the health care area, drug developer PDL BioPharma declined when it reduced earnings projections due to higher-than-expected spending on clinical trials, causing us to eliminate the position.Among consumer discretionary stocks, apparel retailer Chico’s FAS encountered merchandising issues in a more difficult sales environment, and clothing maker Quiksilver had trouble integrating a recent acquisition.

The fund achieved better relative performance in the materials sector, where firm commodity prices helped support shares of steel producers AK Steel Holding Corp. and Nucor. Strong stock selections in the energy sector also helped boost returns.

4

Natural gas exploration and production company XTO Energy and natural gas pipeline supplier The Williams Companies proved to be less sensitive to declining oil prices than other energy companies. Diversified machinery producer Manitowoc helped drive better-than-average results in the industrials sector, mainly due to improvement in its crane business. Among individual companies, the fund received positive contributions to relative performance from luxury retailer Coach and biotechnology firms Gilead Sciences and Celgene.

What is the fund’s current strategy?

We have maintained our disciplined approach to investing in midcap companies. S&P analysts have continued to find an ample number of stocks meeting their criteria for four and five STAR ratings, and our own research shows that many midcap stocks currently are selling at relatively attractive valuations.Although we recently have seen signs of slowing economic growth and moderating earnings growth, we remain confident that the fund is well positioned through investments in fundamentally strong companies.

April 16, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided for the fund’s Class B, C, R and T shares reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through May 1, 2006, at which time it was terminated. Had these expenses not been absorbed, the fund’s returns for its
Class B, C ,R and T shares would have been lower.
[2]	The fund commenced operations after all of the assets of a predecessor mutual fund were transferred to the fund in exchange for a corresponding class of shares of the fund in a tax-free reorganization on May 1, 2004.
[3]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.
[4]	“Standard & Poor’s®,”“S&P STARS,”“S&P MidCap 400” and “STARS®” are trademarks of Standard and Poor’s and have been licensed for use on behalf of the fund.The fund is not sponsored, managed, advised, sold or promoted by S&P and its affiliates and is not an index fund.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier S&P STARS Opportunities Fund on 10/01/01 (inception date) to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Effective May 1, 2004, Dreyfus Premier S&P STARS Opportunities Fund (the “fund”) commenced operations after all of the assets of a predecessor mutual fund that was advised by the fund’s current sub-investment adviser were transferred to the fund in exchange for a corresponding class of shares of the fund in a tax-free reorganization. Class A,
B, C, R, and T shares are subject to different sales charges and distribution and servicing fees. Performance for each share class in the line graph above includes returns for the predecessor fund and the current applicable sales loads and reflects current distribution and servicing fees in effect only since the reorganization date.The predecessor fund’s Class A shares were reorganized into Class T shares of the fund, and were subject to a distribution fee (reflected in the predecessor fund’s return only) that the fund’s Class A shares are not.The fund’s other share classes have achieved different returns.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charges on Class A and Class T shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market and does not take into account charges, fees and other expenses.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 3/31/07

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	10/1/01	(2.89%)	10.02%	12.56%
without sales charge	10/1/01	3.05%	11.33%	13.77%
Class B shares
with applicable redemption charge †	10/1/01	(1.73%)	10.43%	13.03%
without redemption	10/1/01	2.27%	10.70%	13.13%
Class C shares
with applicable redemption charge ††	10/1/01	1.22%	10.70%	13.13%
without redemption	10/1/01	2.22%	10.70%	13.13%
Class R shares	10/1/01	3.25%	11.77%	14.23%
Class T shares
with applicable sales charge (4.5%)	10/1/01	(1.84%)	10.31%	12.82%
without sales charge	10/1/01	2.78%	11.32%	13.77%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The performance figures for Class A, Class B, Class C, Class R and Class T shares shown in the table include the performance of the predecessor fund from October 1, 2001, to April 30, 2004, and are adjusted to reflect the applicable sales loads and expenses.The inception date and record for Class T shares (subject to Class A’s sales load) is used to calculate performance for Class A shares, which commenced operations on May 1, 2004.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier S&P STARS Opportunities Fund from October 1, 2006 to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.03	$ 11.18	$ 11.02	$ 6.03	$ 8.56
Ending value (after expenses)	$1,120.10	$1,115.60	$1,115.60	$1,120.80	$1,118.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.69	$ 10.65	$ 10.50	$ 5.74	$ 8.15
Ending value (after expenses)	$1,018.30	$1,014.36	$1,014.51	$1,019.25	$1,016.85

† Expenses are equal to the fund’s annualized expense ratio of 1.33% for Class A, 2.12% for Class B, 2.09% for
Class C, 1.14% for Class R and 1.62% for Class T; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

March 31, 2007

Common Stocks—96.9%	Shares	Value ($)

Consumer Discretionary—12.5%
Best Buy	61,500	2,996,280
Career Education	186,000 [a,b]	5,673,000
Cheesecake Factory	163,500 [a,b]	4,357,275
Coach	127,000 [b]	6,356,350
Guitar Center	69,000 [a,b]	3,113,280
PetSmart	190,500	6,278,880
Quiksilver	289,000 [a,b]	3,352,400
		32,127,465
Energy—9.3%
Consol Energy	128,000	5,008,640
ENSCO International	89,500	4,868,800
Superior Energy Services	142,000 [b]	4,894,740
Williams Cos.	136,000	3,870,560
XTO Energy	97,000	5,316,570
		23,959,310
Financial—10.2%
Affiliated Managers Group	53,500 [a,b]	5,796,725
E*TRADE FINANCIAL	215,000 [b]	4,562,300
Eaton Vance	157,500 [a]	5,613,300
FelCor Lodging Trust	195,500	5,077,135
PMI Group	113,000	5,109,860
		26,159,320
Health Care—11.4%
Celgene	112,000 [b]	5,875,520
Coventry Health Care	90,000 [b]	5,044,500
Cytyc	179,000 [b]	6,123,590
Gilead Sciences	55,000 [b]	4,207,500
Mylan Laboratories	222,000	4,693,080
Vertex Pharmaceuticals	114,000 [a,b]	3,196,560
		29,140,750
Industrial—17.6%
AMR	90,000 [a,b]	2,740,500
C.H. Robinson Worldwide	100,000 [a]	4,775,000
Continental Airlines, Cl. B	106,000 [a,b]	3,857,340
Jacobs Engineering Group	106,000 [b]	4,944,900
Landstar System	112,000 [a]	5,134,080

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Manitowoc	106,000	6,734,180
Robert Half International	132,500	4,903,825
Trinity Industries	116,000	4,862,720
US Airways Group	47,500 [b]	2,160,300
W.W. Grainger	64,000	4,943,360
		45,056,205
Information Technology—21.6%
Amdocs	138,000 [b]	5,034,240
Arris Group	316,000 [a,b]	4,449,280
Emulex	250,000 [a,b]	4,572,500
FactSet Research Systems	114,000 [a]	7,164,900
Global Payments	112,000	3,814,720
Harris	115,000	5,859,250
Ingram Micro, Cl. A	288,000 [b]	5,561,280
MKS Instruments	200,500 [a,b]	5,116,760
Nice Systems, ADR	142,000 [b]	4,830,840
Satyam Computer Services, ADR	213,000 [a]	4,835,100
Western Digital	244,000 [b]	4,101,640
		55,340,510
Materials—8.2%
AK Steel Holding	294,000 [a,b]	6,876,660
Carpenter Technology	37,000	4,468,120
FMC	74,000	5,581,820
Nucor	65,000	4,233,450
		21,160,050
Telecommunication Services—2.5%
CenturyTel	141,500	6,394,385
Utilities—3.6%
AES	248,000 [b]	5,336,960
Questar	45,000	4,014,450
		9,351,410
Total Common Stocks
(cost $212,901,292)		248,689,405

10

	Principal
Short-Term Investment—.8%	Amount ($)	Value ($)

U.S. Treasury Bills;
5.05%, 4/12/07
(cost $1,996,914)	2,000,000	1,997,240

Other Investment—3.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $8,141,000)	8,141,000 [c]	8,141,000

Investment of Cash Collateral
for Securities Loaned—15.6%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $40,008,892)	40,008,892 [c]	40,008,892

Total Investments (cost $263,048,098)	116.5%	298,836,537
Liabilities, Less Cash and Receivables	(16.5%)	(42,269,551)
Net Assets	100.0%	256,566,986

ADR—American Depository Receipts
[a] All or a portion of these securities are on loan.At March 31, 2007, the total market value of the fund’s securities on loan is $38,714,016 and the total market value of the collateral held by the fund is $40,008,892.
[b] Non-income producing security.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Information Technology	21.6	Financial	10.2
Short-Term/Money		Energy	9.3
Market Investments	19.6	Materials	8.2
Industrial	17.6	Utilities	3.6
Consumer Discretionary	12.5	Telecommunication Services	2.5
Health Care	11.4		116.5

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF SECURITIES SOLD SHORT
March 31, 2007

Common Stocks	Shares	Value ($)

RadioShack
(proceeds $2,556,572)	100,000	2,703,000

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $38,714,016)—Note 1(b):
Unaffiliated issuers	214,898,206	250,686,645
Affiliated issuers	48,149,892	48,149,892
Cash		166,513
Receivable from brokers for proceeds on securities sold short		2,556,572
Receivable for investment securities sold		2,160,172
Receivable for shares of Beneficial Interest subscribed		812,115
Dividends and interest receivable		138,612
Prepaid expenses		36,092
		304,706,613

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		286,246
Liability for securities on loan—Note 1(b)		40,008,892
Payable for investment securities purchased		4,600,692
Securities sold short, at value (proceeds $2,556,572)
—See Statement of Securities Sold Short		2,703,000
Payable for shares of Beneficial Interest redeemed		346,094
Payable for license fee		88,977
Accrued expenses		105,726
		48,139,627

Net Assets ($)		256,566,986

Composition of Net Assets ($):
Paid-in capital		214,493,549
Accumulated net realized gain (loss) on investments		6,431,426
Accumulated net unrealized appreciation
(depreciation) on investments		35,642,011

Net Assets ($)		256,566,986

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	115,991,484	23,244,363	64,081,185	30,544,086	22,705,868
Shares Outstanding	4,996,576	1,033,729	2,848,870	1,286,055	978,032

Net Asset Value
Per Share ($)	23.21	22.49	22.49	23.75	23.22

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended March 31, 2007

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	997,954
Affiliated issuers	331,943
Interest	110,539
Income from securities lending	18,795
Total Income	1,459,231
Expenses:
Management fees—Note 3(a)	1,312,138
Shareholder servicing costs—Note 3(c)	652,914
Distribution fees—Note 3(b)	586,154
License fee—Note 3(a)	281,023
Registration fees	102,055
Prospectus and shareholders’ reports	76,258
Professional fees	37,532
Custodian fees—Note 3(c)	26,560
Dividends on securities sold short	9,000
Trustees’ fees and expenses—Note 3(d)	5,541
Interest expense—Note 2	461
Miscellaneous	37,405
Total Expenses	3,127,041
Less—reduction in expenses due to
undertakings—Note 3(a)	(7,637)
Net Expenses	3,119,404
Investment (Loss)—Net	(1,660,173)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Long transactions	6,889,911
Short sale transactions	(380,902)
Net Realized Gain (Loss)	6,509,009
Net unrealized appreciation (depreciation) on investments	7,044,453
Net Realized and Unrealized Gain (Loss) on Investments	13,553,462
Net Increase in Net Assets Resulting from Operations	11,893,289

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,

	2007	2006

Operations ($):
Investment (loss)—net	(1,660,173)	(687,737)
Net realized gain (loss) on investments	6,509,009	3,854,049
Net unrealized appreciation
(depreciation) on investments	7,044,453	16,142,859
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,893,289	19,309,171

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(850,615)	(55,089)
Class B shares	(362,626)	(196,344)
Class C shares	(587,561)	(136,040)
Class R shares	(189,912)	(24,263)
Class T shares	(332,600)	(189,111)
Total Dividends	(2,323,314)	(600,847)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	102,125,844	27,777,245
Class B shares	3,859,690	4,425,623
Class C shares	38,572,243	15,225,480
Class R shares	25,028,616	10,291,172
Class T shares	6,439,719	2,968,619
Dividends reinvested:
Class A shares	791,029	45,848
Class B shares	323,464	173,156
Class C shares	371,655	126,271
Class R shares	162,569	22,964
Class T shares	309,376	175,137
Cost of shares redeemed:
Class A shares	(22,390,157)	(475,216)
Class B shares	(5,488,750)	(3,103,831)
Class C shares	(6,137,190)	(1,973,584)
Class R shares	(7,630,379)	(324,584)
Class T shares	(6,688,728)	(4,033,630)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	129,649,001	51,320,670
Total Increase (Decrease) in Net Assets	139,218,976	70,028,994

Net Assets ($):
Beginning of Period	117,348,010	47,319,016
End of Period	256,566,986	117,348,010

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended March 31,

	2007	2006

Capital Share Transactions:
Class Aa
Shares sold	4,682,160	1,305,873
Shares issued for dividends reinvested	37,376	2,292
Shares redeemed	(1,034,271)	(22,449)
Net Increase (Decrease) in Shares Outstanding	3,685,265	1,285,716

Class B [a]
Shares sold	180,843	228,175
Shares issued for dividends reinvested	15,694	8,848
Shares redeemed	(257,943)	(167,499)
Net Increase (Decrease) in Shares Outstanding	(61,406)	69,524

Class C
Shares sold	1,825,573	726,853
Shares issued for dividends reinvested	18,033	6,453
Shares redeemed	(295,662)	(106,963)
Net Increase (Decrease) in Shares Outstanding	1,547,944	626,343

Class R
Shares sold	1,137,441	481,685
Shares issued for dividends reinvested	7,519	1,126
Shares redeemed	(349,035)	(15,612)
Net Increase (Decrease) in Shares Outstanding	795,925	467,199

Class T
Shares sold	300,697	148,502
Shares issued for dividends reinvested	14,593	8,731
Shares redeemed	(313,925)	(209,029)
Net Increase (Decrease) in Shares Outstanding	1,365	(51,796)

[a] During the period ended March 31, 2007, 27,964 Class B shares representing $614,767 were automatically converted to 27,156 Class A shares and during the period ended March 31, 2006, 14 Class B shares representing
$268 were automatically converted to 13 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Class B, C, R and T shares represents the financial highlights of the fund’s predecessor, Bear Stearns S&P STARS Opportunities Portfolio (“S&P STARS Opportunities Portfolio”), before the fund commenced operations as of the close of business on April 30, 2004, and represents the performance of the fund’s Class B, C, R and T shares thereafter. Before the fund commenced operations, all of the assets of the S&P STARS Opportunities Portfolio were transferred to the fund in exchange for Class B, C, R and T shares of the fund in a tax-free reorganization.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s and fund’s predecessor’s financial statements.

	Year Ended March 31,

Class A Shares	2007	2006	2005 [a]

Per Share Data ($):
Net asset value, beginning of period	22.87	17.21	14.40
Investment Operations:
Investment (loss)—net [b]	(.13)	(.13)	(.11)
Net realized and unrealized
gain (loss) on investments	.79	5.98	2.92
Total from Investment Operations	.66	5.85	2.81
Distributions:
Dividends from net realized gain on investments	(.32)	(.19)	—
Net asset value, end of period	23.21	22.87	17.21

Total Return (%) [c]	3.05	34.18	19.51[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.37	1.43	1.29[d]
Ratio of net expenses to average net assets	1.37	1.43	1.29[d]
Ratio of net investment (loss)
to average net assets	(.59)	(.73)	(.71)[d]
Portfolio Turnover Rate	48.55	32.78	66.27

Net Assets, end of period ($ X 1,000)	115,991	29,992	441

[a]	From May 1, 2004 (commencement of operations) to March 31, 2005.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,

Class B Shares †	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	22.33	16.90	15.04	10.40	14.23
Investment Operations:
Investment (loss)—net	(.29)[a]	(.26)[a]	(.22)[a]	(.20)	(.18)
Net realized and unrealized
gain (loss) on investments	.77	5.88	2.22	4.84	(3.48)
Total from Investment Operations	.48	5.62	2.00	4.64	(3.66)
Distributions:
Dividends from net realized
gain on investments	(.32)	(.19)	(.14)	—	(.17)
Net asset value, end of period	22.49	22.33	16.90	15.04	10.40

Total Return (%) [b]	2.27	33.44	13.50	44.62	(25.79)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.16	2.26	2.41	2.61	2.44
Ratio of net expenses
to average net assets	2.15	2.00	1.95	2.00	2.00
Ratio of net investment (loss)
to average net assets	(1.37)	(1.40)	(1.40)	(1.36)	(1.42)
Portfolio Turnover Rate	48.55	32.78	66.27	225.79	174.82

Net Assets, end of period ($ X 1,000)	23,244	24,459	17,329	18,331	14,784

†	Represents information for Class B shares of predecessor, Bear Stearns S&P STARS Opportunities Portfolio, through
April 30, 2004.
[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended March 31,

Class C Shares †	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	22.34	16.90	15.05	10.40	14.23
Investment Operations:
Investment (loss)—net	(.28)[a]	(.26)[a]	(.22)[a]	(.20)	(.18)
Net realized and unrealized
gain (loss) on investments	.75	5.89	2.21	4.85	(3.48)
Total from Investment Operations	.47	5.63	1.99	4.65	(3.66)
Distributions:
Dividends from net realized
gain on investments	(.32)	(.19)	(.14)	—	(.17)
Net asset value, end of period	22.49	22.34	16.90	15.05	10.40

Total Return (%) [b]	2.22	33.50	13.42	44.71	(25.79)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.13	2.23	2.41	2.61	2.44
Ratio of net expenses
to average net assets	2.12	2.00	1.95	2.00	2.00
Ratio of net investment (loss)
to average net assets	(1.34)	(1.38)	(1.46)	(1.36)	(1.42)
Portfolio Turnover Rate	48.55	32.78	66.27	225.79	174.82

Net Assets, end of period ($ X 1,000)	64,081	29,057	11,398	13,483	11,638

†	Represents information for Class C shares of predecessor, Bear Stearns S&P STARS Opportunities Portfolio, through April 30, 2004.
[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,

Class R Shares †	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	23.34	17.48	15.41	10.56	14.30
Investment Operations:
Investment (loss)—net	(.09)[a]	(.06)[a]	(.08)[a]	(.06)	(.08)
Net realized and unrealized
gain (loss) on investments	.82	6.11	2.29	4.91	(3.49)
Total from Investment Operations	.73	6.05	2.21	4.85	(3.57)
Distributions:
Dividends from net realized
gain on investments	(.32)	(.19)	(.14)	—	(.17)
Net asset value, end of period	23.75	23.34	17.48	15.41	10.56

Total Return (%)	3.25	34.79	14.54	45.93	(25.03)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.15	1.18	1.44	1.61	1.44
Ratio of net expenses
to average net assets	1.15	1.00	.99	1.00	1.00
Ratio of net investment (loss)
to average net assets	(.38)	(.32)	(.51)	(.36)	(.45)
Portfolio Turnover Rate	48.55	32.78	66.27	225.79	174.82

Net Assets, end of period ($ X 1,000)	30,544	11,442	401	706	758

†	Represents information for Class Y shares of predecessor, Bear Stearns S&P STARS Opportunities Portfolio, through
April 30, 2004.
[a]	Based on average shares outstanding at each month end.
See notes to financial statements.

20

		Year Ended March 31,

Class T Shares †	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	22.93	17.26	15.28	10.49	14.27
Investment Operations:
Investment (loss)—net	(.19)[a]	(.17)[a]	(.15)[a]	(.14)	(.12)
Net realized and unrealized
gain (loss) on investments	.80	6.03	2.27	4.93	(3.49)
Total from Investment Operations	.61	5.86	2.12	4.79	(3.61)
Distributions:
Dividends from net realized
gain on investments	(.32)	(.19)	(.14)	—	(.17)
Net asset value, end of period	23.22	22.93	17.26	15.28	10.49

Total Return (%) [b]	2.78	34.06	14.14	45.66	(25.36)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.66	1.76	1.94	2.11	1.94
Ratio of net expenses
to average net assets	1.65	1.50	1.42	1.50	1.50
Ratio of net investment (loss)
to average net assets	(.87)	(.90)	(.94)	(.86)	(.92)
Portfolio Turnover Rate	48.55	32.78	66.27	225.79	174.82

Net Assets, end of period ($ X 1,000)	22,706	22,399	17,751	22,710	20,521

†	Represents information for Class A shares of predecessor, Bear Stearns S&P STARS Opportunities Portfolio, through
April 30, 2004.
[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier S&P STARS Opportunities Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Manager Funds I (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers six series, including the fund.The fund’s investment objective is to seek long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge.The new company will be called The Bank of New York Mellon Corporation.As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the Distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of beneficial interest in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and

22

Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-ended investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

24

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations,which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized,

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At March 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $6,536,076 and unrealized appreciation $35,537,361.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2007 and March 31, 2006 were as follows: long-term capital gains $2,323,314 and $600,847, respectively.

During the period ended March 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $1,660,173 and decreased paid-in capital by the same amount. Net assets were not affected by this reclass.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the line of credit during the period ended March 31, 2007 was approximately $8,300, with a related weighted average interest rate of 5.55% .

26

NOTE 3—Management Fee and Other Transactions With
Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of Class B, C, R and T shares for the two-year period ending May 1, 2006, so that the expenses of each such class, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $7,637 during the period ended March 31, 2007.

The fund has agreed to pay a license fee at the annual rate of .15% of the value of the fund’s average daily net assets for the use of certain of Standard & Poor’s proprietary tradenames and trademarks.

During the period ended March 31, 2007, the Distributor retained $101,293 and 6,140 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $37,313 and $18,985 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2007, Class B, Class C and Class T shares were charged $175,878, $354,463 and $55,813, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2007, Class A, Class B, Class C and Class T shares were charged $186,988, $58,626, $118,154 and $55,813, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2007, the fund was charged $110,992 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period March 31, 2007, the fund was charged $26,560 pursuant to the custody agreement.

During the period ended March 31, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $148,223, Rule 12b-1 distribution plan fees $59,302, shareholder services plan fees $46,597, custodian fees $6,859, chief compliance officer fees $3,067 and transfer agency per account fees $22,198.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

28

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended March 31, 2007:

	Purchases ($)	Sales ($)

Long transactions	213,044,039	87,183,999
Short sale transactions	3,472,829	5,648,498
Total	216,516,868	92,832,497

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at March 31, 2007, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

At March 31, 2007, the cost of investments for federal income tax purposes was $263,152,748; accordingly, accumulated net unrealized appreciation on investments was $35,683,789, consisting of $40,582,118 gross unrealized appreciation and $4,898,329 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier S&P STARS Opportunities Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier S&P STARS Opportunities Fund (one of the series comprising Dreyfus Premier Manager Funds I) as of March 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of March 31, 2007 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier S&P STARS Opportunities Fund at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 17, 2007

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.3170 per share as a long-term capital gain distribution paid on June 29, 2006.

PROXY RESULTS (Unaudited)

Dreyfus Premier Manager Funds I held a special meeting of shareholders on June 29, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For	Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	1,895,922,609	20,152,514
James F. Henry †	1,895,886,281	20,188,842
Dr. Martin Peretz †	1,895,903,623	20,171,500

† Each new Board member’s term commenced on September 26, 2006.
In addition Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler continue as Board members of the fund.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 7 and 8, 2007, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 31, 2008. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis

32

on comparative data supplied by Lipper, Inc., an independent provider of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of funds with the same or similar Lipper classification/objective, and an Expense Group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund’s average annual total return ranked in the first quintile of its Performance Group for the one-, two-, three-, four- and five-year periods ended December 31, 2006, and the second quintile of its Performance Universe for the one-year period ended December 31, 2006 and the first quintile for the two-, three-, four- and five-year periods ended December 31, 2006.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, noting, among other things, that the fund’s contractual and actual management fees were lower than the median of the Expense Group and Expense Universe and that the actual total expense ratio was higher than the median of the Expense Group and Expense Universe.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size, and the Board determined that such discussion was premature as to the fund. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior ser-

34

vice levels provided.The Board also noted the fee waiver and expense reimbursement arrangements in place for the fund and its effect on Dreyfus’s profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was satisfied with the fund’s total return.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 35

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (63)
Chairman of the Board (2003)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 186

———————

Peggy C. Davis (64)
Board Member (2006)

Principal Occupation During Past 5 Years:

  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 78

———————

David P. Feldman (67)
Board Member (2003)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 57

36

James F. Henry (76)
Board Member (2006)

Principal Occupation During Past 5 Years:

  President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
  Advisor to The Elaw Forum, a consultant on managing corporate legal costs
  Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
  Individual Trustee of several trusts

Other Board Memberships and Affiliations:

  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

No. of Portfolios for which Board Member Serves: 48

———————

Ehud Houminer (66)
Board Member (2003)

Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:

  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY,Trustee

No. of Portfolios for which Board Member Serves: 76

———————

Gloria Messinger (77)
Board Member (2003)

Principal Occupation During Past 5 Years:

  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property

Other Board Memberships and Affiliations:

  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 48

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Dr. Martin Peretz (67)
Board Member (2006)

Principal Occupation During Past 5 Years:

  Editor-in-Chief of The New Republic Magazine
  Lecturer in Social Studies at Harvard University (1965-2002)
  Director of TheStreet.com, a financial information service on the web

Other Board Memberships and Affiliations:

  American Council of Trustees and Alumni, Director
  Pershing Square Capital Management, Adviser
  Montefiore Ventures, General Partner
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 48

———————

Anne Wexler (77)
Board Member (2003)

Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs

Other Board Memberships and Affiliations:

  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 57

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
T. John Szarkowski, Emeritus Board Member

38

For More Information

Dreyfus Premier S&P STARS Opportunities Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DPOAX	Class B: BSOBX	Class C: BSOCX
	Class R: DSORX	Class T: BSOAX	

© 2007 Dreyfus Service Corporation

6021AR0307

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $167,549 in 2006 and $167,549 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $20,488 in 2006 and $40,976 in 2007. These services consisted of [(i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $20,962 in 2006 and $17,277 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $5,758 in 2006 and $6,798 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $769,395 in 2006 and $722,022 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER MANAGER FUNDS I

By:	/S/ J. David Officer
J. David Officer
President

Date:	May 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ J. David Officer
J. David Officer
President

Date:	May 21, 2007

By:	/S/ James Windels
James Windels
Treasurer

Date:	May 21, 2007

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)